Exhibit 10.1

Execution Copy

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

$205,000,000 6.28% Senior Notes, Series A, due June 26, 2015

$145,000,000 6.72% Senior Notes, Series B, due June 26, 2018

NOTE PURCHASE AGREEMENT

Dated as of June 26, 2008

TABLE OF CONTENTS

(Not a part of the Agreement)

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 2.2(a)	—	Subsidiary Guarantors

SCHEDULE 5.1	—	Company Equity Interests

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.8	—	Certain Litigation

SCHEDULE 5.15	—	Existing Debt

SCHEDULE 10.10	—	Schedule of Specified Affiliate Transactions

EXHIBIT 1	—	Form of 6.28% Senior Note, Series A due June 26, 2015

EXHIBIT 2	—	Form of 6.72% Senior Note, Series B, due June 26, 2018

EXHIBIT 2.2(a)	—	Form of Subsidiary Guaranty Agreement

EXHIBIT 2.2(b)	—	Form of Intercreditor Agreement

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Company and Original Subsidiary Guarantors

EXHIBIT 4.4(b)	—	Form of Opinion of Counsel for the Company and the Original Subsidiary Guarantors

EXHIBIT 4.4(c)	—	Form of Opinion of Special Counsel for the Purchasers

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ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

1717 South Boulder Avenue

Tulsa, Oklahoma 74119

$205,000,000 6.28% Senior Notes, Series A, due June 26, 2015

$145,000,000 6.72% Senior Notes, Series B, due June 26, 2018

Dated as of June 26, 2008

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE A HERETO:

Ladies and Gentlemen:

ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (a) $205,000,000 aggregate principal amount of its 6.28% Senior Notes, Series A, due June 26, 2015 (the “Series A Notes”) and (b) $145,000,000 aggregate principal amount of its 6.72% Senior Notes, Series B, due June 26, 2018 (the “Series B Notes”; the Series A Notes and the Series B Notes being hereinafter collectively referred to as the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13). The Notes shall be substantially in the form set out in Exhibit 1 or Exhibit 2, as the case may be. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

Section 2.1. Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the same series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 2.2. Subsidiary Guaranty Agreement. (a) The payment by the Company of all amounts due with respect to the Notes will be absolutely and unconditionally guaranteed by the Subsidiaries listed on Schedule 2.2(a) (collectively, the “Original Subsidiary Guarantors” and together with any additional Subsidiary who delivers a guaranty pursuant to Section 10.8, the “Subsidiary Guarantors”) pursuant to the guaranty agreement substantially in the form of Exhibit 2.2(a) attached hereto and made a part hereof (as the same may be amended, modified, restated, extended or renewed, the “Subsidiary Guaranty Agreement”).

(b) The enforcement of the rights and benefits in respect of the Subsidiary Guaranty Agreement and the allocation of proceeds thereof shall be subject to an amended and restated intercreditor agreement substantially in the form of Exhibit 2.2(b) attached hereto and made a part hereof (as the same may be amended, modified, restated, extended or renewed, the “Intercreditor Agreement”).

(c) The holders of the Notes acknowledge and agree that such holders will discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty Agreement to which it is a party pursuant to the written request of the Company, provided that (i) either (1) such Subsidiary Guarantor has been released and discharged as an obligor and guarantor under and in respect of all Debt of the Company due and owing pursuant to the Bank Facility, the 1999 Note Agreement and all other Qualified Debt Agreements or (2) such Subsidiary Guarantor is Transferred within the limitations of Section 10.5, the Bank Facility, the 1999 Note Agreement and all other Qualified Debt Agreements, and the Company so certifies to the holders of the Notes in a certificate which accompanies such request for release and discharge, (ii) any such release and discharge shall be expressly conditioned upon receipt by the holders of the Notes of a written agreement executed by the Company pursuant to which the Company shall agree that if, for any reason whatsoever, the Subsidiary Guarantor to be released thereafter becomes an obligor or guarantor under and in respect of any Debt of the Company, then the Company shall cause such Subsidiary Guarantor to contemporaneously provide written notice thereof to the holders of the Notes accompanied by an executed Subsidiary Guaranty Agreement of such Subsidiary Guarantor, and (iii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes to the effect that no Default or Event of Default exists immediately prior to such release and discharge or would exist immediately after giving effect thereto.

(d) The Company agrees that it will not, nor will it permit any Subsidiary or Affiliate to, directly or indirectly, pay or cause to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Company or of any Subsidiary Guarantor as consideration for or as an inducement to the entering into by any such creditor of any release or discharge of any Subsidiary Guarantor with respect to any liability of such Subsidiary Guarantor as an obligor or guarantor under or in respect of Debt of the Company, unless such consideration or remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the “Closing”) on June 26, 2008 or on such other Business Day thereafter on or prior to June 26, 2008 as may be agreed upon by the Company and the Purchasers. At the

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Closing, the Company will deliver to each Purchaser the Notes of the series to be purchased by such Purchaser in the form of a single Note of each series of the Notes so to be purchased or such greater number of Notes in denominations of at least $200,000 as such Purchaser may request, dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the bank and the account number thereof specified in the Funding Instruction Letter delivered pursuant to Section 4.12. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. (a) The representations and warranties of the Company in this Agreement shall be correct (or, if not qualified by a standard of materiality, correct in all material respects) when made and at the time of the Closing (except to the extent the same relate to an earlier date, in which case they shall have been correct (or, if not qualified by a standard of materiality, correct in all material respects) as of such earlier date).

(b) The representations and warranties of each Subsidiary Guarantor in the Subsidiary Guaranty Agreement shall be correct when made and at the time of the Closing (except to the extent the same relate to an earlier date, in which case they shall have been correct (or, if not qualified by a standard of materiality, correct in all material respects) as of such earlier date).

Section 4.2. Performance; No Default. (a) The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

(b) Each Subsidiary Guarantor shall have performed and complied in all material respects with all agreements and conditions contained in the Subsidiary Guaranty Agreement required to be performed and complied with by it prior to or at the Closing, and after giving effect to the issue and sale of Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2(a) and 4.9 have been fulfilled.

(b) Subsidiary Guarantor Officer’s Certificate. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of an authorized officer (or, in the case of Alliance Coal, LLC, a certificate of an officer of its managing member), dated the date of the Closing, certifying that the conditions set forth in Sections 4.1(b), 4.2(b) and 4.9 have been fulfilled.

(c) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of the Secretary or Assistant Secretary of its managing general partner, dated the date of Closing, certifying as to the resolutions attached thereto and other legal proceedings relating to the authorization, execution and delivery by the Company of the Notes and this Agreement.

(d) Subsidiary Guarantor Secretary’s Certificate. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary (or, in the case of Alliance Coal, LLC, a certificate of the Secretary or Assistant Secretary of its managing member), dated the date of Closing, certifying as to the resolutions attached thereto and other legal proceedings relating to the authorization, execution and delivery by such Subsidiary Guarantor of the Subsidiary Guaranty Agreement.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing, (a) from Katten Muchin Rosenman LLP, counsel for the Company and the Original Subsidiary Guarantors, substantially in the form set forth in Exhibit 4.4(a) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from R. Eberley Davis, Esq., counsel for the Company and the Original Subsidiary Guarantors, substantially in the form set forth in Exhibit 4.4(b) (and the Company hereby instructs such counsel to deliver such opinion to such Purchasers) and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Subsidiary Guaranty Agreement. Such Purchaser shall have received a counterpart original of the Subsidiary Guaranty Agreement, duly executed and delivered by each Original Subsidiary Guarantor, and said Subsidiary Guaranty Agreement shall be in full force and effect.

Section 4.6. Intercreditor Agreement. Such Purchaser shall have received a counterpart original of the Intercreditor Agreement, duly executed and delivered by each Purchaser, each Original Subsidiary Guarantor, the Company, each holder of a 1999 Note and JPMorgan Chase Bank, N.A. as Paying Agent under the Bank Facility, and said Intercreditor Agreement shall be in full force and effect.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 4.7. Purchase Permitted by Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.8. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser, and each other Purchaser shall purchase, the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.9. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.10. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

Section 4.11. Changes in Legal Structure. Neither the Company nor any of the Original Subsidiary Guarantors shall have changed its respective jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 other than any merger, consolidation or succession to liabilities of any Person in connection with an Asset Acquisition that is permitted under the terms hereof.

Section 4.12. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company (the “Funding Instruction Letter”) confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.13. Proceedings and Documents. All legal and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a limited partnership duly formed and validly existing under the laws of the State of Delaware, and is duly licensed or qualified as a foreign limited partnership in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the legal power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The name of each Person holding an Equity Interest in the Company (including a description of the nature of such interest) is set forth on Schedule 5.1.

Section 5.2. Authorization, Etc. (a) This Agreement and the Notes have been duly authorized by all necessary legal action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Authorization by Original Subsidiary Guarantors. The Subsidiary Guaranty Agreement has been duly authorized by all necessary action on behalf of the applicable Original Subsidiary Guarantor, and the Subsidiary Guaranty Agreement constitutes a legal valid and binding obligation of the applicable Original Subsidiary Guarantor enforceable against such Original Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agents, Citigroup Global Capital Markets and JP Morgan Securities Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated May 2008 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, together with the MLP’s (i) annual report on Form 10-K for the period ended December 31, 2007, (ii) quarterly report on Form 10-Q for the quarterly period ended March 31, 2008 and (iii) all current reports filed on Form 8-K since December 31, 2007, whether or not incorporated by reference, in whole or in

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

part, in the Memorandum, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered (or, in the case of the periodic or current reports filed on Forms 10-K, 10-Q or 8-K, made available on the SEC’s website) to each Purchaser prior to June 6, 2008 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2007, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Restricted Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. After giving effect to the execution and delivery of the Notes, this Agreement and the Subsidiary Guaranty Agreement and the consummation of the transactions contemplated herein and therein, the Company and the Original Subsidiary Guarantors will be Solvent.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, its status (whether a Restricted or Unrestricted Subsidiary), whether such Subsidiary is an Original Subsidiary Guarantor, the correct name thereof, the jurisdiction of its organization or formation, and the percentage of shares, interests or units of each class of its Capital Stock outstanding and owned by the Company and each other Subsidiary and (ii) of the Company’s Affiliates, other than Subsidiaries.

(b) All of the outstanding shares, interests or units of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid (to the extent required under the Partnership Agreement or by the Subsidiary’s operating agreement, in the case of a partnership, or a limited liability company) and nonassessable (except as such non-assessability may be affected by the Delaware Revised Uniform Limited Partnership Act in the case of the Company or by Section 18-607 of the Delaware Limited Liability Company Act, in the case of a limited liability company) and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Restricted Subsidiary identified in Schedule 5.4 is a limited liability company, corporation or other legal entity duly organized or formed and, validly existing under the laws of its jurisdiction of organization or formation, and is duly qualified in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary has the legal power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(d) No Restricted Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the Bank Facility, the 1999 Note Agreement and the agreements listed on Schedule 5.4 and customary limitations imposed by applicable law or similar statutes) restricting the ability of such Restricted Subsidiary to make any distributions of profits to the Company or any of its Restricted Subsidiaries that owns outstanding shares of Capital Stock of such Restricted Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. Neither the execution, delivery and performance by the Company of this Agreement and the Notes nor the execution, delivery and performance of the Subsidiary Guaranty Agreement by the Original Subsidiary Guarantors will (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, articles of formation, partnership agreement, operating agreement, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary except in the cases of clauses (a), (b) and (c) such contraventions, breaches, defaults, conflicts and violations which could not reasonably be expected to have a Material Adverse Effect.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the (a) execution, delivery or performance by the Company of this Agreement or the Notes or (b) the execution, delivery and performance of the Subsidiary Guaranty Agreement by the Original Subsidiary Guarantors.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all income tax returns and all other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Restricted Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate.

Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet of the MLP for the year ended December 31, 2007 and referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. All properties of the Company and its Restricted Subsidiaries (whether owned with a freehold or leasehold interest) that are used in the conduct of their respective businesses and that are individually or in the aggregate, Material, are in a sufficient state of repair and condition to enable such businesses, taken as a whole, to be carried on effectively.

Section 5.11. Licenses, Permits, Etc. (a) The Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others other than such conflicts that could not reasonably be expected to have a Material Adverse Effect.

(b) To the best knowledge of the Company, no product of the Company or any of its Restricted Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans that is subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $10,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected post retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Restricted Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that constitutes a non-exempt prohibited transaction within the meaning of Section 406(a) of ERISA, or in connection with which a tax could reasonably be expected to be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 5.13. Private Offering by the Company. Neither the Company nor anyone authorized to act on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 65 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction. For purposes of this Section 5.13 and Section 6.1 only, each reference to the Notes shall be deemed to include a reference to the Subsidiary Guaranty Agreement.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Section 1 of the Memorandum under the heading “The Offering and Use of Proceeds”. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of the date of the Closing (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any). Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(c) Neither the Company nor any Restricted Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Restricted Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company or any Restricted Subsidiary, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Notes Rank Pari Passu. The obligations of the Company under this Agreement and the Notes, and each Original Subsidiary Guarantor’s obligations under the Subsidiary Guaranty Agreement will, upon the issuance of the Notes and the execution and delivery of the Subsidiary Guaranty Agreement, respectively, rank at least pari passu in right of payment with all other outstanding unsecured and unsubordinated Debt of the Company or of such Original Subsidiary Guarantor, as the case may be, including, without limitation, all Debt of the Company so described in Schedule 5.15 hereto.

Section 5.19. Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(b) Neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser, and each Person who receives a Note in an exchange therefor or transfer thereof pursuant to Section 13.2, severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser or transferee, as applicable, to pay the purchase price of the Notes to be purchased by such Purchaser or transferee, as applicable, hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed ten percent (10%) of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as have been disclosed by such Purchaser to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed (i) 20% of the total client assets managed by such QPAM, or (ii) 10% of the assets of the investment fund, the conditions of Parts I(c), (d), (f) and (g) of the QPAM Exemption are satisfied, and as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Parts I(a), (c), (d), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (e); or

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(f) the Source is a governmental plan which is not subject to any law which is similar to section 406 of ERISA or section 4975 of the Code; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and which is not subject to any law which is similar to sections 406 of ERISA or 4975 of the Code.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan”, “party in interest” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

In the event a Purchaser or transferee shall disclose a plan pursuant to clause (c), (d), (e) or (g) of this Section 6.2 and the Company is either a “party in interest” or “disqualified person” with respect to such plan, the Company shall promptly deliver a certificate to such Purchaser or transferee to such effect. In the event the Company is either a “party in interest” or “disqualified person” with respect to such plan, such Purchaser or transferee, as applicable, shall use a different Source to pay the purchase price of the Notes, and which source shall be able to make the representation set forth in this Section 6.2.

SECTION 7. INFORMATION AS TO THE COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(i) an unaudited consolidated balance sheet of the Company and its Restricted Subsidiaries as at the end of such quarter, and

(ii) an unaudited consolidated statement of income, changes in partners’ equity and cash flows of the Company and its Restricted Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal, recurring year-end adjustments;

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

provided that delivery within the time period specified above of copies of the MLP’s SEC Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall, so long as the only material operating entity and other assets held by the MLP are, and the only material liabilities of the MLP are liabilities of, the Company (including, for this purpose, the Company’s Subsidiaries) be deemed to satisfy the requirements of this Section 7.1(a); provided, further, that the Company shall be deemed to have made such delivery of such SEC Form 10-Q if it shall have timely made such SEC Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.ARLP.com or after the date of this Agreement at such other web page specified in a notice to the Purchasers) and shall have given each Purchaser prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Restricted Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in partners’ equity and cash flows of the Company and its Restricted Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by a report thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with the standards of the Public Company Accounting Oversight Board (United States), and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the MLP’s SEC Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall, so long as the only material operating entity and other assets held by the MLP are, and the only material liabilities of the MLP are liabilities of, the Company (including, for this purpose, the Company’s Subsidiaries), be deemed to satisfy the requirements of this Section 7.1(b); and provided, further, that the Company shall be deemed to have made such delivery of such SEC Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the MLP, the Company or any Restricted Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

relating to pricing and borrowing availability or to its public securities holders generally) and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the MLP, the Company or any Restricted Subsidiary with the SEC and of all press releases and other statements made available generally by the MLP, the Company or any Restricted Subsidiary to the public concerning developments that are Material; provided that the Company shall be deemed to have made delivery of such reports, statements and releases if it shall have timely made Electronic Delivery thereof;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan that is subject to Title IV of ERISA, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan that is subject to Title IV of ERISA, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the MLP, the Company or any of its Subsidiaries (including, but without limitation, actual copies of the MLP’s SEC Form 10-Q and SEC Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes or the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty Agreement, as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a) Covenant Compliance — the information (including detailed calculations where applicable) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.8 inclusive, Section 10.10 and 10.11, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence and specifying those adjustments in any items abstracted by such financial statements necessary to reflect the adjustments of GAAP provided for in this Agreement); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 7.3. Visitation. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) and with an opportunity for one or more Responsible Officers to be present, it being understood that the failure of such Responsible Officers to be present shall not preclude the representatives of such holder from proceeding with such meeting) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries) so long as one or more Responsible Officers has an opportunity to be present, it being understood that the failure of such Responsible Officers to be present shall not preclude the representatives of such holder from proceeding with such meeting), all at such times and as often as may be requested.

Section 7.4. Change in Status of Subsidiaries. (a) So long as no Default or Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, upon not less than 30 days’ prior written notice given to each holder of a Note, designate a previously Restricted Subsidiary as an Unrestricted Subsidiary or a previously Unrestricted Subsidiary (including a new Subsidiary designated on the date of its formation or acquisition) which satisfies the requirements of clauses (a), (b) and (c) of the definition of “Restricted Subsidiary” as a Restricted Subsidiary, provided that immediately after such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, and provided further that after such designation the status of such Subsidiary had not been changed more than twice.

(b) Any notice of designation pursuant to this Section 7.4 shall be accompanied by a certificate signed by a Responsible Officer of the Company stating that the provisions of this Section 7.4 have been complied with in connection with such designation and setting forth the name of each other Subsidiary (if any) which has or will become a Restricted Subsidiary or an Unrestricted Subsidiary, as the case may be, as a result of such designation.

SECTION 8. PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding (but if in the case of a partial prepayment, then against each series of Notes in proportion to the aggregate principal amount outstanding of all series of Notes), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. At least two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Prepayment Out of Proceeds of Transfer. In the event that the Company shall elect to apply all or any portion of the proceeds of any Transfer of assets to the repayment or prepayment of unsubordinated Debt of the Company or a Restricted Subsidiary as contemplated in Section 10.5(B), the Company will give written notice (“Company Notice”) of such election to all holders of the Notes. The Company Notice shall (i) describe the facts and circumstances of such sales, leases or other dispositions in reasonable detail, (ii) set forth the aggregate amount of such proceeds (the “Designated Proceeds”) which it intends to apply to the prepayment or repayment of unsubordinated Debt, (iii) contain an offer by the Company to prepay on a stated date (the “Prepayment Date”), which shall be a Business Day not more than 60 days and not less than 30 days after such Company Notice, an amount equal to (x) the principal amount of the Notes held by each holder which bears the same relationship to the aggregate amount of such Designated Proceeds as the aggregate principal amount of all Notes held by such holder bears to the aggregate principal amount of all then outstanding Debt (including the Notes) with respect to which a portion of such Designated Proceeds is to be applied, plus (y) interest on the principal amount of Notes to be prepaid to the Prepayment Date, but without any Make-Whole Amount (showing in such offer the amount of interest which would be paid on such Prepayment Date), and (iv) request each holder to notify the Company in writing by a stated date, which date shall be not less than 15 days after such holder’s receipt of the Company Notice, of its acceptance or rejection of such prepayment offer. If a holder does not notify the Company as provided in subclause (iv) above, then such holder shall be deemed to have rejected such offer.

Section 8.4. Change in Control.

(a) Notice of Change in Control. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.4 and shall be accompanied by the certificate described in subparagraph (c) of this Section 8.4.

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(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.4 shall be an offer to prepay, in accordance with and subject to this Section 8.4, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). Such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).

(c) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.4 by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.4 shall be deemed to constitute rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.4 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.4; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.4 have been fulfilled; and (vi) in reasonable detail, the nature and date of the Change in Control.

(f) Certain Definitions.

“Change in Control” means the occurrence of any of the following: (i) AHGP Management Investors (as defined below) shall at any time for any reason cease collectively to own, directly or indirectly, more than 33-1/3% percent of the outstanding limited partnership units of Alliance Holdings GP, L.P., (ii) Alliance GP, LLC shall at any time for any reason cease to be the sole or managing general partner of Alliance Holdings GP, L.P., (iii) the managing general partner of the Company shall at any time for any reason cease to be the sole or managing general partner of the MLP or (iv) Alliance Holdings GP, L.P. ceases to control, directly or indirectly, the Company.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

For purposes of clause (i) above, “AHGP Management Investors” means any of (1) C-Holdings, LLC, (2) the management, officers and/or directors of Alliance GP, LLC and/or the sole or managing general partner of the Company who are also unit holders (or partners or shareholders) of Alliance Holdings GP, L.P. (all such persons of management, officers and directors, collectively, the “Management Persons”), (3) any corporation, limited liability company, partnership, trust or other legal entity owned, directly or indirectly, by such Management Person or by such Management Person and his or her spouse or direct lineal descendent or, in the case of a trust, as to which such Management Person is (either individually or together with such Management Person’s spouse) a trustee, and/or (4) any Person that is a party to that certain Transfer Restrictions Agreement (so long as such Transfer Restrictions Agreement remains in effect).

“Transfer Restrictions Agreement” means that certain Transfer Restrictions Agreement, dated as of June 13, 2006, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc., Alliance Resource GP, LLC and each other party named therein as a party thereto, as the same may be amended, modified or supplemented.

(g) Calculations. All calculations contemplated in this Section 8.4 involving the Capital Stock of any Person shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of Capital Stock of such Person were exercised at such time.

Section 8.5. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be (a) allocated among each series of Notes in proportion to the aggregate unpaid principal amount outstanding of all such series of Notes and (b) with respect to the Notes of each Series, allocated pro rata among all of the holders of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to Section 8.3 or Section 8.4 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

Section 8.6. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 8.7. Purchase of Notes. The Company will not and will not permit any Subsidiary or Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any series of the outstanding Notes or any part or portion of any series except upon the payment or prepayment of each series of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it, any Subsidiary or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.8. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% (50 basis points) over the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law. The Company will, and will cause each of its Restricted Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated or consistent with the existing practices of the Company and its Restricted Subsidiaries as of the date hereof and disclosed in the MLP’s Form 10-K for the fiscal year ended December 31, 2007.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section 9.3 shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes. The Company will, and will cause each of its Restricted Subsidiaries to, file all income tax returns and all other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies) in the form of a tax) imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Restricted Subsidiary; provided that neither the Company nor any Restricted Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Company or such Restricted Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Legal Existence, Etc. Subject to and except as permitted by Section 10.4, the Company will at all times preserve and keep in full force and effect its legal existence as a limited partnership. Subject to and except as permitted by Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect the legal existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Ranking; Covenant to Secure Notes Equally. The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu or senior to all other Debt of the Company, except for Debt which is preferred as a result of being secured as permitted by Section 10.3 (but then only to the extent of such security). The Company will, if it or any Restricted Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 10.3 (unless prior, written consent to the creation or assumption thereof shall have been obtained pursuant to Section 17), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 9.7. Performance of Related Documents. Subject to Sections 9.5, 10.4 and 10.5, the Company will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Required Holders and make to each other party to each such Related Document such demands and requests for information and reports or for action as the Company or any of its Subsidiaries is entitled to make under such Related Document, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

Section 9.8. Maintenance of Controlled Reserve Base. The Company will maintain a controlled reserve base of sufficient mineable tonnage of coal such that the ratio of aggregate controlled mineable tons of coal over current annual production levels of tons of coal per year is greater than 125% of the remaining duration of the Notes. For purposes of this Section 9.8, a “controlled reserve base” of coal denotes the aggregate of coal reserves which may be economically and legally mined by the Company or a Restricted Subsidiary at the time of the reserve determination. In making any determination of reserves for the purpose of this Section 9.8, the Company may include properties (“Option Properties”) which may be acquired by the Company or a Restricted Subsidiary under a valid and enforceable option or purchase contract which is subject to no conditions other than the payment of the purchase price provided for under such option or contract (the “Contract Price”); provided that to the extent and for so long as the Company shall elect to include Option Properties in any such determination, (a) the amount equal to the Contract Price could then be incurred as Debt without causing a Default or Event of Default to exist (the “Notional Debt”) and (b) assuming for all purposes of Sections 10.1 and 10.7 that an amount equal to all such Notional Debt was considered to be outstanding.

Section 9.9. Books and Records. The Company will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account, in which full and correct entries in all material respects shall be made of all financial transactions and the assets and business of the Company and each Restricted Subsidiary, in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company, or such Restricted Subsidiary, as the case may be.

SECTION 10. NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Financial Covenants. The Company will:

(a) Consolidated Debt to Consolidated Cash Flow Ratio. maintain at all times, a Consolidated Debt to Consolidated Cash Flow Ratio of not more than 3.5 to 1.0; provided that in connection with the consummation of a Permitted Acquisition, during the related Acquisition Period, the Company may permit the Consolidated Debt to Consolidated Cash Flow Ratio from and after the Trigger Date and for the remaining balance of the Acquisition Period to exceed 3.5 to 1.00, but in no event may such ratio exceed 4.0 to 1.0.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(b) Interest Coverage Ratio. maintain at all times, an Interest Coverage Ratio of not less than 3.5 to 1.0.

Section 10.2. Priority Debt. Anything contained in Section 10.1 to the contrary notwithstanding, the Company will not at any time permit the sum of (a) the aggregate unpaid principal amount of all Consolidated Adjusted Restricted Subsidiary Debt, plus (b) the aggregate unpaid principal amount of all Debt of the Company secured by Liens pursuant to the provisions of Section 10.3(j) to exceed 15% of Consolidated Total Assets determined as of the end of the then most recently completed fiscal quarter of the Company.

Section 10.3. Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a) Liens for property taxes, assessments or other governmental charges which are not yet due and payable and delinquent or the validity of which is being contested in good faith in compliance with Section 9.4;

(b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the amount, applicability or validity thereof is being contested by the Company or such Restricted Subsidiary on a timely basis in good faith and by appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary;

(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(d) any attachments or judgment Liens for the payment of money in an aggregate amount not to exceed $10,000,000, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are contested by the Company or such Restricted Subsidiary on a timely basis in good faith and by appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary;

(e) leases or subleases granted to others, zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property or impair the use of such property;

(f) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary or a Subsidiary Guarantor;

(g) Liens on personal property leased under leases (including synthetic leases) entered into by the Company and its Restricted Subsidiaries which are accounted for as operating leases in accordance with GAAP;

(h) easements, exceptions or reservations in any property of the Company or any Restricted Subsidiary granted or reserved for the purpose of pipelines, roads, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which are incidental to, and do not materially interfere with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

(i) Liens on documents of title and the property covered thereby securing obligations in respect of letters of credit that are commercial letters of credit (i.e., obtained for the purpose of paying all or a portion of the purchase price of such property);

(j) other Liens securing Debt not otherwise permitted by paragraphs (a) through (i), provided that on the date any such Lien is created, incurred or assumed and immediately after giving effect to the incurrence of any related Debt and the concurrent retirement of any other Debt, the Company is in compliance with the provisions of Section 10.2; and

(k) Liens reflected in Schedule 5.15 securing Debt of the Company and its Restricted Subsidiaries on the date of Closing.

For the purposes of this Section 10.3, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 10.4. Mergers and Consolidations. The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or be a party to a merger with any other Person or, except as otherwise permitted by Section 10.5, convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided, however, that the Company or any Restricted Subsidiary may consolidate or merge with, or convey, transfer or lease substantially all of its assets to, any other Person so long as (a) the surviving entity (if not the Company or such Restricted Subsidiary) or the transferee or lessee is a Solvent partnership, limited liability company or corporation organized and existing under the laws of the United States of America or any State thereof, (b)(i) in the case of the Company, if the Company is not the surviving entity, or it shall convey, transfer or lease its assets to another Person, the surviving entity, transferee or lessee expressly assumes in writing the Company’s obligations under the Notes and this Agreement and each Subsidiary Guarantor shall affirm in writing its respective obligations under the Subsidiary Guaranty Agreement, and (ii) in the case of a Restricted Subsidiary, if such Restricted Subsidiary is not the surviving entity, or it shall convey, transfer or lease its assets to another Person, the surviving entity, transferee or lessee shall be, or upon consummation of such transaction, become, a Restricted Subsidiary with respect to which the Company shall have at least the same degree of ownership and control as it had with respect to such disappearing Restricted Subsidiary and, in the case of a Restricted Subsidiary which is a Subsidiary Guarantor, such surviving entity, transferee or lessee shall expressly assume, in writing, the obligations of such disappearing Subsidiary Guarantor in respect of its Subsidiary Guaranty Agreement, and (iii) in the case of either clause (i) or (ii) above, the Company shall have caused to be delivered to each holder of Notes an opinion of independent counsel satisfactory to the Required Holders to the effect that all agreements or instruments effecting such assumptions are enforceable in accordance with their terms and comply with the terms thereof, and (c) at the time of such consolidation, merger, conveyance, transfer or lease and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. Upon consummation of any such conveyance or transfer (other than by way of lease) of substantially all of the assets of the Company or any successor Person, the transferor shall be released from its obligations hereunder and under the Notes, but no such release shall have the effect of releasing the Company or any other Person that shall have become such in the manner prescribed in this Section 10.4 from its liability hereunder or under the Notes.

Section 10.5. Transfer of Assets. The Company will not, and will not permit any Restricted Subsidiary to, Transfer assets (except assets Transferred for Fair Market Value in the ordinary course of business); provided that the foregoing restrictions do not apply to:

(1) the Transfer of assets (x) by the Company to a Wholly Owned Restricted Subsidiary, or (y) by a Restricted Subsidiary to the Company or to another Restricted Subsidiary with respect to which the Company shall have at least the same degree of ownership and control as it had with respect to the transferring Restricted Subsidiary, or (z) constituting Capital Stock of an Unrestricted Subsidiary; or

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(2) the Transfer of assets for cash or other property to a Person or Persons if all of the following conditions are met:

(i) such assets (valued at net book value at the time of such Transfer) do not, together with all other assets of the Company and its Restricted Subsidiaries previously Transferred (valued at net book value at the time of their Transfer) (other than in the ordinary course of business) within 365 days immediately preceding the date of such Transfer, exceed 15% of Consolidated Total Assets (determined as of the last day of the fiscal year of the Company ending on, or most recently ended prior to, such Transfer);

(ii) in the opinion of the board of directors of the Company or its General Partner, such Transfer is for Fair Market Value and is in the best interests of the Company; and

(iii) immediately after giving effect to such Transfer, and the application of the proceeds thereof, no Default or Event of Default would exist.

Computations under this Section 10.5 shall include all issues or sales of any Capital Stock of any class (including as Capital Stock for the purposes of this Section 10.5, any warrants, rights or options to purchase or otherwise acquire shares or similar equity interests or other Securities exchangeable for or convertible into shares or similar equity interests) of any Restricted Subsidiary to any Person other than the Company or a Wholly Owned Restricted Subsidiary, except Capital Stock issued or sold for the purpose of qualifying directors, or except Capital Stock issued or sold in satisfaction of the validly pre-existing preemptive rights of minority shareholders or interest holders in connection with the simultaneous issuance of shares to the Company and/or Restricted Subsidiaries whereby the Company and/or such Restricted Subsidiaries maintain their same proportionate interest in such Restricted Subsidiary.

Computations under this Section 10.5 shall not include any Transfer of assets for Fair Market Value, to the extent that all or any portion of an amount equal to such Fair Market Value is applied, within 365 days after the date of such transaction, to:

(A) the purchase, acquisition or construction of similar assets which are to be used in the business of the Company and its Restricted Subsidiaries and are not subject to Liens not permitted pursuant to Section 10.3; or

(B) the repayment or prepayment of Qualified Debt; provided that the Company has, on or prior to the application of any such proceeds to the repayment or prepayment of any other Qualified Debt, offered to repay or prepay the Notes, pro rata with all other Qualified Debt then being repaid or prepaid (with any such repayment or prepayment of the Notes to be made in accordance with the terms of Section 8.3).

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

For purposes of this Section 10.5 the term “Qualified Debt” shall mean unsubordinated Debt of the Company or a Restricted Subsidiary, other than

(i) unsubordinated Debt owing to the Company or to any Affiliate or Restricted Subsidiary; and

(ii) unsubordinated Debt in respect of any revolving credit or similar credit facility providing the Company or any Restricted Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with payment of such unsubordinated Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of the proceeds applied to the payment of such unsubordinated Debt; provided, however, that if any such revolving credit or similar facility also contains a term (or other similar facility) such term (or other similar facility) shall constitute Qualified Debt.

Section 10.6. Restricted Investments. The Company will not, and will not permit any Restricted Subsidiary to, make any Investments other than Permitted Investments.

In valuing any Investments for the purpose of applying the limitations set forth in this Section 10.6 such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation thereof, but less any amount repaid or recovered on account of capital or principal.

For purposes of this Section 10.6, at any time when a Person becomes a Restricted Subsidiary, all Investments of such Person at such time shall be deemed to have been made by such Person, as a Restricted Subsidiary, at such time.

Section 10.7. Restricted Payments.

(a) Limitation. The Company will not, and will not permit any of its Restricted Subsidiaries to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment; provided that the Company may make one or more Restricted Payments in each fiscal quarter of the Company if:

(i) the aggregate amount of all such Restricted Payments in such fiscal quarter would not exceed the Available Cash for the immediately preceding fiscal quarter of the Company; and

(ii) no Default or Event of Default would exist immediately before or after giving effect to such Restricted Payment; provided that for purposes of the computations pursuant to Section 10.1, “Consolidated Debt” shall be determined as of the date of declaration thereof and “Consolidated Cash Flow” shall include the period of four consecutive complete fiscal quarters of the Company most recently ended prior to such declaration.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(b) Time of Payment. Each Restricted Payment shall be made within 60 days of declaration thereof, and, notwithstanding any other provision of this Section 10.7 if the payment would have been permitted as of the date of such declaration, such payment shall be permitted if made during such 60-day period.

Section 10.8. Subsidiary Guaranty Agreement. The Company will not permit any Restricted Subsidiary which is not a Subsidiary Guarantor to be or become obligated under and pursuant to any Guaranty of Debt of the Company under and pursuant to a Qualified Debt Agreement, unless, concurrently with, or prior to, becoming liable with respect to such Guaranty (each, a “Qualified Subsidiary Guaranty”), such Restricted Subsidiary (a “New Guarantor”) shall have (a) executed and delivered a Subsidiary Guaranty Supplement to the Subsidiary Guaranty Agreement thereby becoming a party thereto and a consent and agreement (the “Consent and Agreement”) to the Intercreditor Agreement as provided therein, (b) provided to each of the holders of Notes copies of such Subsidiary Guaranty Supplement (pursuant to which, inter alia, such Subsidiary shall affirm in writing its representations contained in the Subsidiary Guaranty Agreement) and Consent and Agreement and a legal opinion with respect thereto substantially in the form of the opinion contemplated in Exhibit 4.4(a) with respect to such New Guarantor and the Subsidiary Guaranty Agreement, (c) delivered such documents and evidence with respect to such Subsidiary as the Required Holders may reasonably request in order to establish the existence of such Subsidiary and the authorization of the transactions contemplated by the Subsidiary Guaranty Supplement to which such Subsidiary is a party, and (d) demonstrated to the satisfaction of the Required Holders that such New Guarantor is Solvent. All Qualified Subsidiary Guaranties will be in form and substance substantially identical to the Subsidiary Guaranty Agreement (with only such changes as are necessary to properly reflect the parties and Debt involved) and the beneficiaries of any such Qualified Subsidiary Guaranty shall have become parties to the Intercreditor Agreement in the manner provided for therein, including, without limitation, by execution of an Instrument of Accession thereto. The Company will not permit any Subsidiary Guarantor to make any payments on or in respect of any Debt of the Company guaranteed by such Subsidiary Guarantor except following and as a consequence of the occurrence of a default under the Qualified Debt Agreement to which such Qualified Subsidiary Guaranty relates and a demand being made under such Qualified Subsidiary Guaranty.

Section 10.9. Restrictions on Dividends of Subsidiaries, Etc. Except for the Bank Facility, the 1999 Note Agreement, this Agreement, and any other Qualified Debt Agreement, the Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement which would restrict any Restricted Subsidiary’s ability or right to pay dividends to, or make advances to or Investments in, the Company or, if such Restricted Subsidiary is not directly owned by the Company, the “parent” Subsidiary of such Restricted Subsidiary.

Section 10.10. Transactions with Affiliates. Except as set forth on Schedule 10.10, the Company will not and will not permit any Restricted Subsidiary to enter into, directly or indirectly, any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course or pursuant to the reasonable requirements of the Company’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable (taken as a whole, as determined in good faith by the Board of Directors of the General Partner or its Conflicts Committee) to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 10.11. Change in Nature of Business. The Company will not engage, or permit any of its Restricted Subsidiaries to engage, in any business or business activity that would impair the Company’s status as a limited partnership for federal income tax purposes.

Section 10.12. Terrorism Sanctions Regulations. The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) any representation or warranty made in writing by or on behalf of the Company, the General Partner, or any Subsidiary Guarantor or by any officer of the Company, the General Partner, or any Subsidiary Guarantor in this Agreement, the Subsidiary Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby, taken as a whole, proves to have been false or incorrect in any material respect on the date as of which made (except to the extent that any such representation or warranty relates to any earlier date, in which case it shall have been false or incorrect in any material respect as of such earlier date); or

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(f)(i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into Capital Stock), (1) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000, or (2) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Debt; or

(g) the Company, the General Partner (unless timely replaced by a new General Partner to the extent permitted by the Company’s Partnership Agreement) or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes legal action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, the General Partner or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, the General Partner or any Restricted Subsidiary, or any such petition shall be filed against the Company, the General Partner or any Restricted Subsidiary and such petition shall not be dismissed or appointment discharged within 60 days unless, in the case of the General Partner, timely replaced by a new General Partner to the extent permitted by the Company’s Partnership Agreement within 60 days; or

(i) any judgments or orders, either individually or in the aggregate, for the payment of money aggregating in excess of $25,000,000 shall be rendered against one or more of the Company or any Restricted Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor thereon or (ii) there shall be any period of 60 consecutive days during which a stay of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however,

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that any such judgment or order shall not be an Event of Default under this paragraph (i) if and so long as (x) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and the insurer covering payment thereof and (y) such insurer, which shall be rated at least “A” by A.M. Best Company at the time the policy of insurance was issued, has been notified of, and has not disputed the claim made for payment of, or the amount of such judgment or order; or

(j)(i) any Plan that is subject to Title IV of ERISA shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan that is subject to Title IV of ERISA or the PBGC shall have notified the Company or any ERISA Affiliate that such Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans that are subject to Title IV of ERISA, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k) the Subsidiary Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that the Subsidiary Guaranty Agreement is invalid, void or unenforceable or any Subsidiary Guarantor which is a party to the Subsidiary Guaranty Agreement shall contest or deny in writing the validity or enforceability of any of its obligations under the Subsidiary Guaranty Agreement, but excluding the Subsidiary Guaranty Agreement which ceases to be in full force and effect in accordance with and by reason of the express provisions of Section 2.2(c); or

(l) the Company’s Partnership Agreement shall be amended, supplemented or restated in any manner that is reasonably likely to result in a Material Adverse Effect or which is otherwise materially adverse to the interests of the holders of the Notes; or

(m) the MLP Agreement shall be amended, supplemented or restated in any manner that is reasonably likely to result in a Material Adverse Effect or which is otherwise materially adverse to the interests of the holders of the Notes; or

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(n) the MLP or any entity controlled by the MLP shall purchase or otherwise acquire, directly or indirectly, any of the outstanding Notes except, in the case of the Company, upon the payment or prepayment of the Notes in accordance with the terms of this Agreement.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration if such amounts were not paid pro rata to all holders of the Notes, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, of

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

the same series and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1 or Exhibit 2, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $200,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $200,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 as of the date of such acceptance.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $200,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, , dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below

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such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Subsidiary Guaranty Agreement or the Intercreditor Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Subsidiary Guaranty Agreement or the Intercreditor Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Subsidiary Guaranty Agreement or the Intercreditor Agreement, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company shall not, in connection with any of the matters described in this Section 15.1, be liable for the costs and expenses of more than one separate legal firm, and separate local counsel as reasonably required, unless a holder of a Note reasonably determined that its interests as such a holder differ from the interests of other holders of Notes so as to require legal advice. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes, the Subsidiary Guaranty Agreement or the Intercreditor Agreement, and the termination of this Agreement.

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SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the Subsidiary Guaranty Agreement or the Intercreditor Agreement, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Subsidiary Guarantor pursuant to this Agreement, the Subsidiary Guaranty Agreement or the Intercreditor Agreement, as the case may be, shall be deemed representations and warranties of the Company or any Subsidiary Guarantor under this Agreement, the Subsidiary Guaranty Agreement or the Intercreditor Agreement, as applicable. Subject to the preceding sentence, this Agreement, the Notes, the Subsidiary Guaranty Agreement and the Intercreditor Agreement embody the entire agreement and understanding between each Purchaser and the Company and the Subsidiary Guarantors with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

SECTION 17. AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement, the Notes and the Subsidiary Guaranty Agreement or the Intercreditor Agreement may be amended, restated, modified or supplemented, and the observance of any term hereof or of the Notes, the Subsidiary Guaranty Agreement or the Intercreditor Agreement may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment, restatement, modification, supplement or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment, restatement, modification, supplement or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment, restatement, modification, supplement or waiver, or (iii) amend, restate, modify or supplement any of Section 8, 11(a), 11(b), 12, 17 or 20. Notwithstanding anything contained in this Section 17.1 to the contrary, the Intercreditor Agreement may be amended, restated, modified or supplemented in accordance with the terms thereof.

Section 17.2. Solicitation of holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount or Series of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

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(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of any series of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of each series of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17.2 by the holder of any series of the Notes that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of the series of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of each series of Notes and is binding upon them and upon each future holder of any Note of any series and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note of any series nor any delay in exercising any rights hereunder or under any Note of any series or the Subsidiary Guaranty Agreement shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or the Subsidiary Guaranty Agreement, or have directed the taking of any action provided herein or in the Notes or the Subsidiary Guaranty Agreement to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates or Subsidiaries shall be deemed not to be outstanding.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

SECTION 18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of its Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing, with a copy to the Company at its address as set forth in the beginning hereof to the attention of its General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement, the Subsidiary Guaranty Agreement, the Intercreditor Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the MLP, the General Partner, the Company or such Restricted Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or the Subsidiary Guaranty Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by such Purchaser as being confidential information of the Company or such Restricted Subsidiary or such Affiliate; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the MLP, the General Partner, the Company or any Restricted Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed with the Company in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed with the Company in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement and the Subsidiary Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound as a “Purchaser” by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21) shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP.

Section 22.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

Section 22.5. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by electronic copy shall be effective as delivery of an original executed counterpart of this Agreement.

Section 22.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 22.9. Recourse Only to the Company and the Subsidiary Guarantors; Non-Recourse to the General Partner, the Special General Partner and Associated Persons. Each Purchaser agrees on behalf of itself and its successors, assigns and legal representatives, and each subsequent holder of any Note (by acceptance thereof) shall be deemed so to have agreed, that neither the General Partner or the Special General Partner nor any Person (other than the Company or a Subsidiary Guarantor) which is a partner, shareholder, member, owner, officer, director, supervisor, trustee or other principal (collectively, “Associated Persons”) of the Company or of the General Partner or the Special General Partner or of a Subsidiary Guarantor, or any of their respective successors or assigns (as such), shall have any personal liability for the payment or performance of any of the Company’s obligations hereunder or under any of the Notes and no monetary or other judgment shall be sought or enforced against the General Partner or the Special General Partner or any of such Associated Persons or any of their respective successors or assigns (as such). Notwithstanding the foregoing, no Purchaser shall be deemed barred by this Section 22.9 from asserting any claim against any Person based upon an allegation of fraud or misrepresentation.

*    *    *    *    *

Alliance Resource Operating Partners, L.P.	Note Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By	Alliance Resource Management GP, LLC, its managing general partner

By	/s/ Brian L. Cantrell
	Title:	Senior Vice President and Chief Financial Officer

This Agreement is hereby accepted and agreed to as of the date thereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz of America, Inc., as the authorized signatory and investment manager

By	/s/ Gary Brown
	Title:	Assistant Treasurer

This Agreement is hereby accepted and agreed to as of the date thereof.

COUNTRY LIFE INSURANCE COMPANY

By	/s/ John Jacobs
	Title:	Director – Fixed Income

This Agreement is hereby accepted and agreed to as of the date thereof.

EQUITRUST LIFE INSURANCE COMPANY

By	/s/ Herman L. Riva
	Title:	Vice President

FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ Herman L. Riva
	Title:	Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Thomas M. Donohue
	Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date thereof.

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By	/s/ R. Scott Higgins
	Title:	Senior Vice President Sentinel Asset Management

This Agreement is hereby accepted and agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, its Investment Manager

By	/s/ Judith A. Gulotta
	Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date thereof.

TRANSAMERICA LIFE INSURANCE COMPANY

By	/s/ Bill Henricksen
	Title:	Vice President

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By	/s/ Bill Henricksen
	Title:	Vice President

MONUMENTAL LIFE INSURANCE COMPANY

By	/s/ Bill Henricksen
	Title:	Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By	/s/ R. A. Mucci
	Title:	Senior Vice President & Treasurer

SETTLERS LIFE INSURANCE COMPANY

By	/s/ R. A. Mucci
	Title:	Senior Vice President & Treasurer

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By	/s/ Kathleen A. Haberkern
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By	New York Life Investment Management LLC, its Investment Manager

By	/s/ Kathleen A. Haberkern
	Title:	Director

This Agreement is hereby accepted and agreed to as of the date thereof.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By	/s/ Jed R. Martin
	Title:	Vice President, Private Placements

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By	/s/ Jed R. Martin
	Title:	Vice President, Private Placements

This Agreement is hereby accepted and agreed to as of the date thereof.

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning Asset Management Company, as Investment Manager

By	/s/ John H. DeMallie
	Title:	Director

This Agreement is hereby accepted and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Alan P. Kress
	Title:	Counsel

By	/s/ Colin Pennycooke
	Title:	Counsel

VANTISLIFE INSURANCE COMPANY, a Connecticut company

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Alan P. Kress
	Title:	Counsel

By	/s/ Colin Pennycooke
	Title:	Counsel

This Agreement is hereby accepted and agreed to as of the date thereof.

PROTECTIVE LIFE INSURANCE COMPANY

By	/s/ Philip E. Passafiume
	Title:	Director, Fixed Income

This Agreement is hereby accepted and agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ Timothy M. Laczkowski
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc. as investment manager

By	/s/ Timothy M. Laczkowski
Title: Vice President

PRUCO LIFE INSURANCE COMPANY

By	/s/ Timothy M. Laczkowski
Title: Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By	/s/ Douglas B. Bollerman
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

UNUM LIFE INSURANCE COMPANY OF AMERICA

BY:	Provident Investment Management, LLC, its Agent

By	/s/ Ben Vance
Title: Vice President

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA c/o Allianz of America, Inc. Attn: Private Placements 55 Greens Farms Road P.O. Box 5160 Westport, Connecticut 06881-5160 Telephone No.: (203) 221-8580 Fax No.: (203) 221-8539 E-mail: Brian.Landry@azoa.com	Series A Series B	$ $	7,000,000 7,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

MAC & CO.

Mellon Bank, N.A.

ABA #011001234

Mellon Bank Account No. AZAF6700012

DDA 125261

Cost Center 1253

Re: “Alliance Resource Operating Partners, L.P., 6.28% Senior Notes, Series A, due June 26, 2015, PPN: 01885@ AA4, and 6.72% Senior Notes, Series B, due June 26, 2018, PPN: 01885@ AB2”

For Credit to Portfolio Account: AZ Life AZAF6700012

Due Date and Application (as among principal, make whole and interest) of the payment being made:

Notices

All notices or statements with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should be addressed as first shown above with additional copies to:

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

Attn: Private Placements

55 Greens Farms Road

SCHEDULE A

(to Note Purchase Agreement)

P.O. Box 5160

Westport, Connecticut 06881-5160

Telephone No.: (203) 221-8580

Fax No.: (203) 221-8539

Email: Brian.Landry@azoa.com

with a copy to:

Kathy Muhl

Supervisor – Income Group

Mellon Bank, N.A.

Three Mellon Center – Room 3418

Pittsburgh, Pennsylvania 15259

Phone.: 412-234-5192

E-mail: muhl.kl@mellon.com

All other notices and communications (including original note agreement, conformed copy of the note agreement, amendment requests, financial statements) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: MAC & CO.

Taxpayer I.D. Number: 41-1366075

Instructions re Delivery of New Notes

Mellon Securities Trust Co.

One Wall Street

3rd Floor Receive Window C

New York, NY 10286

For Credit to: Allianz Life Insurance Company of North America,

AZLife AZAF6700012

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COUNTRY LIFE INSURANCE COMPANY 1705 N Towanda Avenue Bloomington, Illinois 61702 Attention: Investments Tel: (309) 821-6260 Fax: (309) 821-6301	Series A	$3,000,000

Payments

All payments on or in respect of the Note to be by bank wire transfer of Federal or other immediately available funds to:

Northern Trust Chgo/Trust

ABA Number 071000152

Wire Account Number 5186041000

For Further Credit to: 26-02712

Account Name: Country Life Insurance Company

Representing P & I on (list security) [BANK]

Accompanying Information: Alliance Resource Operating Partners, L.P., 6.28% Senior Notes, Series A, due June 26 2015, PPN: 01885@ AA4.

Due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices related to payments and written confirmation of each such payment, to be addressed:

Country Life Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, Illinois 61702

Tele: (309) 821-6348

Fax: (309) 821-2800

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0808781

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
EQUITRUST LIFE INSURANCE COMPANY c/o FBL Financial Group, Inc. 5400 University Avenue West Des Moines, Iowa 50266-5997 Attention: Securities Dept. — Private Placements	Series B	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26 2018, PPN: 01885@ AB2, principal or interest”) to:

JP Morgan Chase Bank

ABA No. 021000021

A/C #9009002859

Account No. G10559

Reference: PPN 01885@ AB2, Alliance Resource Operating Partners, L.P.

6.72% Senior Notes, Series B, due June 26 2018

Contact: privateplacements@fblfinancial.com

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number: 13-6022143

Original Notes delivered to:

JP Morgan Chase Bank

4 New York Plaza — Ground Floor Window

New York, NY 10005

Attn: Receive Window

Reference: G10559, Equitrust Life Insurance Company

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
FARM BUREAU LIFE INSURANCE COMPANY 5400 University Avenue West Des Moines, Iowa 50266-5997 Attention: Securities Dept. — Private Placements	Series B	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018, PPN: 01885@ AB2, principal or interest”) to:

JP Morgan Chase Bank

ABA No. 021000021

A/C #9009002859

Account No. G10557

Reference: PPN 01885@ AB2, Alliance Resource Operating Partners, L.P.

6.72% Senior Notes, Series B due June 26, 2018

Contact: privateplacements@fblfinancial.com

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number: 13-6022143

Original Notes delivered to:

JP Morgan Chase Bank

4 New York Plaza — Ground Floor Window

New York, NY 10005

Attn: Receive Window

Reference: G10557, Farm Bureau Life Insurance Company

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 Hanover Square New York, NY 10004-2616 Attn: Thomas Donohue Investment Department 20-D Fax #: (212) 919-2658/2656	Series B	$15,000,000

Payments

All payments on or in respect of the Note to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Alliance Resource Operating Partners, L.P. 6.72% Senior Notes, Series B, due June 26, 2018, PPN 01885@ AB2, principal, premium or interest”) to:

JP Morgan Chase Bank

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C #900-9-000200

Reference A/C #G05978, Guardian Life, PPN 01885@ AB2, Alliance Resource Operating Partners, L.P.

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium or interest) to identify the source and application of funds.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

Securities should be delivered to:

JP Morgan Chase

4 New York Plaza –Ground Floor Receive Window

New York, NY 10004

Ref: A/C #G05978, Guardian Life

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
LIFE INSURANCE COMPANY OF THE SOUTHWEST c/o National Life Insurance Company One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: shiggins@nationallife.com	Series B	$7,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Alliance Resource Operating Partners, L.P. 6.72% Senior Notes, Series B, due June 26, 2018, PPN 01885@ AB2, principal, premium or interest”) to:

J.P. Morgan Chase & Co.

New York, New York 10010

ABA #021000021

Account Number 910-2-754349

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-0953004

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
METROPOLITAN LIFE INSURANCE COMPANY 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101	Series A Series B	$ $	60,000,000 9,000,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:       JPMorgan Chase Bank

ABA Routing #: 021-000-021

Account No.:     002-2-410591

Account Name: Metropolitan Life Insurance Company

Ref: Alliance Resource Operating Partners, L.P., 6.28% Senior Notes, Series A, due

June 26, 2015 PPN: 01885@ AA4

Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due

June 26, 2018 PPN: 01885@ AB2

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make-whole amount or otherwise. For all payments, other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile: (973) 355-4338

Securities are to be registered in the name of Metropolitan Life Insurance Company

Taxpayer I.D. Number: 13-5581829

Original Notes delivered to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Ana da Costa, Esq.

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
METLIFE INSURANCE COMPANY OF CONNECTICUT c/o Metropolitan Life Insurance Company 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101	Series B	$5,000,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:         JPMorgan Chase Bank

ABA Routing #:  021-000-021

Account No.:       910-2-587434

Account Name:   MetLife Insurance Company of Connecticut

Ref:       Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018 PPN: 01885@ AB2

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make-whole amount or otherwise. For all payments, other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile: (973) 355-4338

Securities are to be registered in the name of MetLife Insurance Company of Connecticut

Taxpayer I.D. Number: 06-0566090

Original Notes delivered to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Ana da Costa, Esq.

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
METLIFE INSURANCE COMPANY OF CONNECTICUT c/o Metropolitan Life Insurance Company 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101	Series B	$1,000,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:         State Street Bank

ABA Routing #:  011-000-028

Account No.:       0008-7049

Account Name:   MetLife Insurance Company of Connecticut Structured Settlement Fund, Separate Account SSF

Ref: Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018 PPN: 01885@ AB2

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make-whole amount or otherwise. For all payments, other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile: (973) 355-4338

Securities are to be registered in the name of MetLife Insurance Company of Connecticut

Taxpayer I.D. Number: 06-0566090

Original Notes delivered to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Ana da Costa, Esq.

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
MONUMENTAL LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Attention: Director of Private Placements Phone: (319) 355-2432 Fax: (319) 355-2666	Series B	$5,000,000

Payments

All payments on account of the MONUMENTAL LIFE INSURANCE COMPANY shall be made by wire transfer to:

Bank of New York Mellon

1 Wall Street

New York, NY 10286

ABA #021000018

IOC566

FC Monlife Private

Reference: PPN 01885@ AB2, Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates

4333 Edgewood Road N.E.

Cedar Rapids, Iowa 52499-7013

All other notices and communications (including financials, legal, prepayment and other notifications) to be addressed as first provided above with a copy to:

Routine correspondence and reporting:

AEGON USA Investment Management, LLC

Director of Private Placements

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

Phone:(319) 355-2432

Fax:    (319) 355-2666

With a copy to:

AEGON USA Investment Management, LLC

Attn: Lizz Taylor — Private Placements

400 West Market Street

Louisville, KY 40202

Phone: (502) 560-2639

Fax: (502) 560-2030

Legal / Closing Documents:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements	Attn: Paul Houk, Esq.
4333 Edgewood Road N.E.	Investment Legal Department
Cedar Rapids, IA 52499-5335	400 West Market Street, 10th Floor
Louisville, KY 40202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 52-0419790

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
NATIONAL GUARDIAN LIFE INSURANCE COMPANY Two East Gilman Street Madison, WI 53703 Attn: Investment Department	Series B	$2,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

US Bank Madison

PO Box 7900

Madison WI 53707

ABA No. 075000022

For credit to: National Guardian Life Insurance Company

Account No. 312 335 010

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN 01885@ AB2 and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-049-3780

All questions concerning this security can be directed to:

Robert A. Mucci

Senior Vice President & Treasurer

Phone: (608) 443-5258

E-Fax: (608) 443-5158

Email: RAMUCCI@NGLIC.com

Original Notes delivered to:

Robert A. Mucci

Senior Vice President & Treasurer

National Guardian Life Insurance Company

Two East Gilman Street

Madison, WI 53703

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Fixed Income Investors Group,

Private Finance, 2nd Floor

Fax Number: (212) 447-4122

	Series A Series B	$11,000,000 $8,500,000

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account Number 008-9-00687

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

New York Life Insurance Company

c/o New York Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operations, 2nd Floor

Fax Number: (212) 447-4160

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Office of the General Counsel, Investment Section, Room 1016, Fax #: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5582869

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Fixed Income Investors Group,

Private Finance, 2nd Floor

Fax Number: (212) 447-4122

	Series A Series B	$ $	9,000,000 6,500,000

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account Number 323-8-47382

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

New York Life Insurance and Annuity Corporation

c/o New York Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management , Securities Operations, 2nd Floor

Fax Number: (212) 447-4160

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3044743

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
OHIO NATIONAL LIFE ASSURANCE CORPORATION One Financial Way Cincinnati, Ohio 45242 Attention: Investment Department Fax No.: (513) 794-4506	Series B	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018, PPN 01885@ AB2 principal, premium or interest) to:

U.S. Bank N.A. (ABA #042-000013)

5th and Walnut Streets

Cincinnati, OH 45202

For credit to: Ohio National Life Assurance Corporation

Account Number 865-215-8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-0962495

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
THE OHIO NATIONAL LIFE INSURANCE COMPANY One Financial Way Cincinnati, Ohio 45242 Attention: Investment Department Fax No.: (513) 794-4506	Series B	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018, PPN 01885@ AB2 principal, premium or interest) to:

U.S. Bank N.A. (ABA #042-000013)

5th and Walnut Streets

Cincinnati, OH 45202

For credit to: The Ohio National Life Insurance Company

Account Number 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-0397080

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PRIMERICA LIFE INSURANCE COMPANY c/o Conning Asset Management Company One Financial Plaza, 14th Floor Hartford, Connecticut 06103-2627	Series B	$3,000,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Primerica Life Insurance Company

Account No. 900 9000 168

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: Primerica Life Insurance Company

FFC Acct# G07131

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Ref:	Alliance Resource Operating Partners, L.P.:
6.72%	Series B due June 26, 2018, PPN 01885@ AB2

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as provided above, Attention: Samuel O. Otchere, Samuel_Otchere@conning.com, phone: 860-299-2262, fax: 860-299-0262.

With a copy of all notices and communication directed to:

Primerica Life Insurance Company

c/o Conning Asset Management Company

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Attn: John Scanlon

Phone: 860-299-2161

Fax: 860-299-0161

email: conning_documents@conning.com

All legal notices and documentation should be directed to:

Primerica Life Insurance Company

c/o Conning Asset Management Company

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Attn: Vi R. Smalley

Phone: 860-299-2054

Fax: 860-299-0054

email: Vi_Smalley@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590590

Original Note and one copy delivered to:

Vi R. Smalley, Esq.

Deputy General Counsel

Conning Asset Management

One Financial Plaza

Hartford, CT 06103

Tele: 860-299-2054

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC 711 High Street Des Moines, Iowa 50392-0800 ATTN: Investment Accounting Fixed Income Securities	Series A	$ $ $ $ $ $	13,521,969 4,014,164 613,482 584,184 366,201 250,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No. 121000248

Wells Fargo Bank, N.A.

San Francisco, CA

For credit to Principal Life Insurance Company

Account No. 0000014752

OBI PFGSE (S) B0070566 ()

Attention: (PPN 01885@ AA4 – Alliance Resource Operating Partners, L.P.)

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices to:

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street, G-26

Des Moines, Iowa 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attention: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0127290

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PROTECTIVE LIFE INSURANCE COMPANY 2801 Hwy 280, South Birmingham, Alabama 35223-2488 Attn: Investment Department - Belinda Bradley Email: Back.office@protective.com	Series A	$7,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Alliance Resource Operating Partners, L.P., 6.28% Senior Notes, Series A, due June 26, 2015, PPN: 01885@ AA4, interest and principal) to:

Bank of New York

ABA #021000018

BNF: IOC566

ATTN: PP P&I Department

FFC Cust. Acct #0000294412

CUST. NAME: Protective Life Ins., Co

REF: Protective Life Ins., Co. PPN 01885@ AA4

Notices

All notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 63-0169720

Original Notes delivered to:

The Bank of New York

One Wall Street, 3rd Floor, Window A

New York, NY 10286

Custody A/C #294412

Cust Name: Protective Life Insurance Company

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PROTECTIVE LIFE INSURANCE COMPANY 2801 Hwy 280, South Birmingham, Alabama 35223-2488 Attn: Investment Department - Belinda Bradley Email: Back.office@protective.com	Series B	$10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Alliance Resource Operating Partners, L.P., 6.72% Senior Notes, Series B, due June 26, 2018, PPN: 01885@ AB2, interest and principal) to:

Bank of New York

ABA #021000018

BNF: IOC566

ATTN: PP P&I Department

FFC Cust. Acct #0000294414

CUST. NAME: Protective ProSaver Modified Ann.

REF: Protective ProSaver PPN 01885@ AB2

Notices

All notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 63-0169720

Original Notes delivered to:

The Bank of New York

One Wall Street, 3rd Floor, Window A

New York, NY 10286

Custody A/C #294414

Cust Name: Protective ProSaver

Modified Annuity (MGA)

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201-2763 Attention: Managing Director	Series A Series B	$ $	22,050,000 25,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to:

Issuer: Alliance Resource Operating Partners, L.P.

6.28% Senior Notes, Series A, due June 26, 2015, Security No. INV06722, PPN: 01885@ AA4

6.72% Senior Notes, Series B, due June 26, 2018, Security No. INV06722, PPN: 01885@ AB2

and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Address for delivery of Notes

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201-2763

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201-2763 Attention: Managing Director	Series A	$22,700,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: PRIAC

Account No.: P86329 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to:

Issuer: Alliance Resource Operating Partners, L.P.

    6.28% Senior Notes, Series A, due June 26, 2015, Security No. INV06722, PPN: 01885@ AA4

and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Address for delivery of Notes

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201-2763

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1050034

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
PRUCO LIFE INSURANCE COMPANY c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201-2763 Attention: Managing Director	Series A	$5,250,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account No.: P86192 (please do not include spaces)

Account Name: Pruco Life Private Placement

Each such wire transfer shall set forth the name of the Company, a reference to:

Issuer: Alliance Resource Operating Partners, L.P.

    6.28% Senior Notes, Series A, due June 26, 2015, Security No. INV06722, PPN: 01885@ AA4

and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Pruco Life Insurance Company

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Managing, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

Notices (other than payments)

All other notices and communications to be addressed as first provided above.

Address for delivery of Notes

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201-2763

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1944557

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
SETTLERS LIFE INSURANCE COMPANY Two East Gilman Street Madison, WI 53703 Attn: Investment Department	Series B	$1,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

US Bank Madison

PO Box 7900

Madison WI 53707

ABA No. 075000022

For credit to: Settlers Life Insurance Company

Account No. 182 380 404 778

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN 01885@ AB2 and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-064-8948

All questions concerning this security can be directed to:

Robert A. Mucci

Senior Vice President & Treasurer

Phone: (608) 443-5258

E-Fax: (608) 443-5158

Email: RAMUCCI@NGLIC.com

Original Notes delivered to:

Robert A. Mucci

Senior Vice President & Treasurer

Settlers Life Insurance Company

Two East Gilman Street

Madison, WI 53703

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	Series A Series B	$ $	20,000,000 20,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer through the Automated Clearing House System to:

JPMorgan Chase Bank, N.A.

ABA #021-000-021

Account Number 900-9-000200

Account Name: Teachers Insurance and Annuity Association of America

For Further Credit to the Account Number: G07040

Reference: PPN#:                 /Alliance Resource Operating Partner, L.P./Maturity Date/Interest Rate/Principal and Interest Breakdown

Notices in respect of payments

Contemporaneous with the above electronic funds transfer, advice setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes; (2) allocation of payment between principal, interest, Make-Whole Amount, Modified Make-Whole Amount, other premium or any special payment; and (3) the name and address of the bank from which such electronic funds transfer was sent, shall be delivered, mailed or faxed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone Number: (212) 916-4109

Fax Number: (212) 916-6955

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey

All other notices and communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Blvd.

Charlotte, North Carolina 28262

Attention: Fixed Income and Real Estate

Telephone Number   (704) 988-4277 (Marina Mavrakis)

      (704) 988-1000 (General Number)

Fax Number  (704) 595-0577

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-1624203

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
TRANSAMERICA LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Attention: Director of Private Placements Phone: (319) 355-2432 Fax: (319) 355-2666	Series A	$10,000,000

Payments

All payments on account of the TRANSAMERICA LIFE INSURANCE COMPANY shall be made by wire transfer to:

Citibank, N.A.

111 Wall Street

New York, NY 10043

ABA #021000089

DDA #36218394

Custody Account No. 851236

FC TLIC Private

Reference: PPN 01885@ AA4, Alliance Resource Operating Partners, L.P., 6.28% Senior Notes, Series A, due June [26], 2015

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates

4333 Edgewood Road N.E.

Cedar Rapids, Iowa 52499-7013

All other notices and communications (including financials, legal, prepayment and other notifications) to be addressed as first provided above with a copy to:

Routine correspondence and reporting:

AEGON USA Investment Management, LLC

Director of Private Placements

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

Phone:(319) 355-2432

Fax:(319) 355-2666

With a copy to:

AEGON USA Investment Management, LLC

Attn: Lizz Taylor — Private Placements

400 West Market Street

Louisville, KY 40202

Phone: (502) 560-2639

Fax: (502) 560-2030

Legal / Closing Documents:

AEGON USA Investment Management, LLC Attn: Director of Private Placements 4333 Edgewood Road N.E. Cedar Rapids, IA 52499-5335	AEGON USA Investment Management, LLC Attn: Paul Houk, Esq. Investment Legal Department 400 West Market Street, 10th Floor Louisville, KY 40202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0989781

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Attention: Director of Private Placements Phone: (319) 355-2432 Fax: (319) 355-2666	Series A	$4,000,000

Payments

All payments on account of the TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY shall be made by wire transfer to:

Mellon Trust of New England

ABA# – 011001234

Credit DDA Account #125261

Attn: MBS Income, cc1253

Custody Account # TRAF1505472

FC TOLIC Private

Reference: PPN 01885@ AA4, Alliance Resource Operating Partners, L.P., 6.28% Senior Notes, Series A, due June 26, 2015

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates

4333 Edgewood Road N.E.

Cedar Rapids, Iowa 52499-7013

All other notices and communications (including financials, legal, prepayment and other notifications) to be addressed as first provided above with a copy to:

Routine correspondence and reporting:

AEGON USA Investment Management, LLC

Director of Private Placements

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

Phone:(319) 355-2432

Fax:(319) 355-2666

With a copy to:

AEGON USA Investment Management, LLC

Attn: Lizz Taylor — Private Placements

400 West Market Street

Louisville, KY 40202

Phone: (502) 560-2639

Fax: (502) 560-2030

Legal / Closing Documents:

AEGON USA Investment Management, LLC Attn: Director of Private Placements 4333 Edgewood Road N.E. Cedar Rapids, IA 52499-5335	AEGON USA Investment Management, LLC Attn: Paul Houk, Esq. Investment Legal Department 400 West Market Street, 10th Floor Louisville, KY 40202

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 95-1060502

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
UNUM LIFE INSURANCE COMPANY OF AMERICA c/o Provident Investment Management, LLC 1 Fountain Square – 6th Floor North Mail Code 6N670 Chattanooga, TN 37402 Attention: Private Placements Telephone: (423) 294-1172 Facsimile: (423) 294-3351	Series A Series B	$ $	4,000,000 8,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

CUDD & CO.

c/o JPMorgan Chase Bank

New York, NY

ABA No. 021 000 021

SSG Private Income Processing

A/C #900-9-000200

Custodial Account No. G 08287

Reference must be made to: Issuer: Alliance Resource Operating Partners, L.P.

6.28% Senior Notes, Series A, due June 26, 2015 PPN: 01885@ AA4

6.72% Senior Notes, Series B, due June 26, 2018 PPN: 01885@ AB2

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CUDD & CO.

Taxpayer I.D. Number for CUDD & CO.: 13-6022143

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTE(S)	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
VANTISLIFE INSURANCE COMPANY c/o Principal Global Investors, LLC 711 High Street Des Moines, Iowa 50392-0800 ATTN: Investment Accounting Fixed Income Securities	Series A	$650,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No. 011600033

Bank Name: BNIM (TD BANKNORTH WEALTH MANAGEMENT GROUP)

DDA#: 0060157930

For further credit to the account of: VantisLife Insurance Company

FFC a/c: 749546016

OBI PFGSE (S) B0070566 ()

Attention: (PPN: 01885@ AA4 – Alliance Resource Operating Partners, L.P.)

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices to:

VantisLife Insurance Company

c/o Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street, G-26

Des Moines, Iowa 50392-0800

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

VantisLife Insurance Company

c/o Principal Global Investors, LLC

Attention: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Name of Nominee in which Notes are to be issued: HARE & CO

Taxpayer I.D. Number: 06-0523876

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acquisition Period” means the period commencing on a Trigger Date and ending on the earlier of (a) the delivery by the Company to the holders of the Notes of a pro forma compliance certificate certifying, among other information set forth in the compliance certificate, that the Consolidated Debt to Consolidated Cash Flow Ratio referred to in Section 10.1(a) is not greater than 3.5 to 1.0 and (b) the 180th day after the Trigger Date. For clarification purposes, there may be only one Acquisition Period at any time but more than one Permitted Acquisition may occur during any one Acquisition Period.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of the Capital Stock of such first Person or any subsidiary of such first Person or any corporation of which such first Person and the subsidiaries of such first Person beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of the Capital Stock, and (c) any officer or director of such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company; provided, however, the Company shall not be an Affiliate of any Restricted Subsidiary and no Restricted Subsidiary shall be an Affiliate of the Company or any other Restricted Subsidiary.

“Asset Acquisition” means (a) an Investment by the Company or any Restricted Subsidiary in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged with or into the Company or any Restricted Subsidiary, (b) the acquisition by the Company or any Restricted Subsidiary of the assets of any Person (other than a Restricted Subsidiary) which constitute all or substantially all of the assets of such Person or (c) the acquisition by the Company or any Restricted Subsidiary of any division or line of business of any Person (other than a Restricted Subsidiary).

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49,079 (2001), as amended.

“Associated Persons” is defined in Section 22.9.

“Available Cash” means, with respect to any fiscal quarter ending prior to the Liquidation Date,

(a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such fiscal quarter, and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such fiscal quarter resulting from Working Capital Borrowings made subsequent to the end of such fiscal quarter, less

SCHEDULE B

(to Note Purchase Agreement)

(b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for anticipated future credit needs of the Partnership Group) subsequent to such fiscal quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt installment or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions under Section 6.4 or 6.5 of the MLP Agreement in respect of any one or more of the next four fiscal quarters; provided, however, that the General Partner may not establish cash reserves pursuant to (iii) above if the effect of such reserves would be that the MLP is unable to distribute the Minimum Quarterly Distribution on all MLP Units, plus any Cumulative Common Unit Arrearage on all MLP Units, with respect to such fiscal quarter, and provided, further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such fiscal quarter if the General Partner so determines.

Notwithstanding the foregoing, “Available Cash” with respect to the fiscal quarter in which the Liquidation Date occurs and any subsequent fiscal quarter shall equal zero.

For purposes of the definition of “Available Cash”, the following terms shall have the following meanings:

“Cumulative Common Unit Arrearage” has the meaning assigned to such term in the MLP Agreement.

“Group Member” means a member of the Partnership Group.

“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Company of the type described in clauses (a) and (b) of the first sentence of Section 12.2 of the Partnership Agreement, the date on which the applicable time period during which the partners of the Company have the right to elect to reconstitute the Company and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Company, the date on which such event occurs.

“Minimum Quarterly Distribution” has the meaning assigned to such term in the MLP Agreement.

“Partnership Group” means the Company and all Subsidiaries, treated as a single consolidated entity.

“Working Capital Borrowings” means borrowings under the Bank Facility giving rise to Debt incurred for working capital purposes and for the purpose of making distributions to the MLP.

“Bank Facility” means that certain Second Amended and Restated Credit Agreement dated as of September 25, 2007 among the Company, the Initial Lenders, Initial Issuing Banks and Swing Line Bank, as named therein, JPMorgan Chase, N.A., as paying agent, JPMorgan Chase Bank, N.A. and Citicorp USA, Inc., as co-administrative agents, and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as joint lead arrangers and joint bookrunners, as the same may from time to time be supplemented, amended, restated, renewed, extended or replaced.

“Business Day” means (a) for the purposes of Section 8.8 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Tulsa, Oklahoma are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Capital Stock” shall mean, with respect to any Person, any and all shares, units representing interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, including, (a) with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, (b) with respect to limited liability companies, member interests, and (c) with respect to any Person, any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Alliance Resource Operating Partners, L.P., a Delaware limited partnership or any successor that becomes such in the manner prescribed in Section 10.4.

“Company Notice” is defined in Section 8.3.

“Consent and Agreement” is defined in Section 10.8.

“Consolidated Adjusted Restricted Subsidiary Debt” means all Debt of Restricted Subsidiaries other than

(a) Debt owing to the Company or to a Restricted Subsidiary with respect to which the Company shall have at least the same degree of ownership and control as it does with respect to the indebted Restricted Subsidiary; and

(b) Debt consisting of unsecured obligations of Subsidiary Guarantors under (i) the Subsidiary Guaranty Agreement or (ii) any Qualified Subsidiary Guaranty which is executed and remains outstanding in conformity with the provisions of Section 10.8.

“Consolidated Cash Flow” means, as of any date of determination for any applicable period, the excess, if any, of (a) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Net Income for such period, plus (ii) to the extent deducted in the determination of Consolidated Net Income for such period, without duplication, (A) Consolidated Non-Cash Charges, (B) Consolidated Interest Expense and (C) Consolidated Income Tax Expense, over (b) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) any non-cash items increasing Consolidated Net Income for such period to the extent that such items constitute reversals of Consolidated Non-Cash Charges for a previous period and which were included in the computation of Consolidated Cash Flow for such previous period pursuant to the provisions of the preceding clause (a) and (ii) any cash charges for such period to the extent that such charges constituted non-cash items for a previous period and to the extent such charges are not otherwise included in the determination of Consolidated Net Income; provided that in calculating Consolidated Cash Flow for any such period, (1) full effect shall be given to the proviso to the definition of “Consolidated Interest Expense” set forth below and (2) Consolidated Cash Flow shall be calculated after giving effect on a pro forma basis for such period, in all respects in accordance with GAAP, to any Transfer or Asset Acquisitions (including, without limitation any Asset Acquisition by the Company or any Restricted Subsidiary giving rise to the need to determine Consolidated Cash Flow as a result of the Company or one of its Restricted Subsidiaries (including any Person that becomes a Restricted Subsidiary as result of any such Asset Acquisition) incurring, assuming or otherwise becoming liable for any Debt) occurring during the period commencing on the first day of such period to and including the date of the transaction, as if such Transfer or Asset Acquisition occurred on the first day of such period.

“Consolidated Debt” means, as of any date of determination, the aggregate outstanding principal amount of all Debt of the Company and its Restricted Subsidiaries outstanding on such date (without duplication), after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

“Consolidated Debt to Consolidated Cash Flow Ratio” means, at any date of determination, the ratio of Consolidated Debt of the Company and its Restricted Subsidiaries as at the end of the most recently ended fiscal quarter of the Company for which financial statements are required to be delivered to the holders of the Notes pursuant to Section 7.1(a) or (b), as the case may be, to Consolidated Cash Flow of the Company and its Restricted Subsidiaries for such fiscal quarter and the immediately preceding three fiscal quarters; provided that for purposes of the computation of the Consolidated Debt to Consolidated Cash Flow Ratio pursuant to Section 10.1, “Consolidated Debt” shall not include any Non-Recourse Debt and “Consolidated Interest Expense” (as used in the definition of “Consolidated Cash Flow”) shall not include any interest on Non-Recourse Debt.

“Consolidated Income Tax Expense” means, with respect to any period, all provisions for Federal, state, local and foreign income taxes of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, as of any date of determination for any applicable period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Company and its Restricted Subsidiaries whether paid or accrued (including non-cash interest payments and imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount (but not expense) amortized or required to be amortized in the determination of Consolidated Net Income for such period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP; provided that there shall be excluded:

(a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition;

(b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of cash dividends or similar cash distributions;

(c) the undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary;

(d) any aggregate net gain or loss during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets, and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities); and

(e) any net income or gain or loss during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, or (iii) any extraordinary or non-cash unusual items.

“Consolidated Non-Cash Charges” means, with respect to the Company and its Restricted Subsidiaries for any period, the aggregate depreciation, depletion and amortization (other than amortization of debt discount and expense), the non-cash portion of advance royalties and any non-cash employee compensation expenses for such period, in each case, reducing Consolidated Net Income of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means, at any time, the total assets and properties of the Company and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP.

“Contract Price” is defined in Section 9.8.

“Debt” means, with respect to any Person, without duplication,

(a) its liabilities for borrowed money;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) its Capital Lease Obligations;

(d) all liabilities secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities) but excluding, for the avoidance of doubt, all liabilities for taxes that are secured (whether by operation of law or otherwise) by a Lien on such property;

(e) all its liabilities in respect of letters of credit or instruments serving a similar function or surety bonds issued or accepted for its account by banks or other financial institutions (whether or not representing obligations for borrowed money), other than any such liabilities that are incurred in the ordinary course of business of such Person and

(i) that consist of liabilities in respect of surety bonds (other than liabilities in respect of letters of credit issued to any insurance company or other issuer of a surety bond as credit support for such Person’s reimbursement obligations to such insurance company or other institution acting as issuer of such surety bond) where such surety bonds are issued to support such Person’s obligations in respect of workmen’s compensation, unemployment insurance, reclamation laws or mining activities or activities incidental, supplemental or related to mining activities, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles, or

(ii) that consist of liabilities in respect of letters of credit or instruments serving a similar function which are issued to support such Person’s obligations (including surety bond obligations) in respect of workmen’s compensation, unemployment insurance, reclamation laws or mining activities or activities incidental, supplemental or related to mining activities, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles and aggregating no more than $20,000,000 at anytime outstanding for all of the liabilities contemplated by this clause (ii); or

(iii) which are issued in respect of current trade payables of such Person;

(f) Swaps of such Person, to the extent required to be reflected on a balance sheet of such Person prepared as of any date of determination in accordance with GAAP;

(g) Preferred Stock of Restricted Subsidiaries owned by Persons other than the Company, a Subsidiary Guarantor or a Wholly Owned Restricted Subsidiary; and

(h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to a series of Notes, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such series or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its “base” or “prime” rate.

“Designated Proceeds” is defined in Section 8.3.

“Disclosure Documents” is defined in Section 5.3.

“Distribution” means, in respect of any corporation, association or other business entity:

(a) dividends or other distributions or payments on Capital Stock of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

(b) the redemption, retirement, purchase or acquisition of such stock or other Equity Interests or of warrants, rights or other options to purchase such stock or other Equity Interests (except when solely in exchange for such stock or other Equity Interests) unless made, substantially contemporaneously, with the net proceeds of (or utilizing funds or other property valued in an amount not exceeding the net proceeds of) a sale of such stock or other Equity Interests or from a contribution to the equity of such corporation, association or other business.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“Funding Instruction Letter” is defined in Section 4.12.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“General Partner” means Alliance Resource Management GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as the managing general partner of the Company.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” and, with correlative meaning, “Guaranteed” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Debt, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt of the ability of any other Person to make payment of the Debt; or

(d) otherwise to assure the owner of such Debt against loss in respect thereof.

In any computation of the Debt of the obligor under any Guaranty, the Debt that is the subject of such Guaranty shall be assumed to be a direct obligation of such obligor. The amount of any Guaranty shall be equal to the outstanding amount of the Debt guaranteed, or such lesser amount to which the maximum exposure of such Person shall have been specifically limited.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or any other substances, including all substances listed in or regulated in any Environmental Law that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, regulated, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Institutional Investor” means (a) any purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Intercreditor Agreement” is defined in Section 2.2(b).

“Interest Coverage Ratio” means, at any date of determination, the ratio of (a) Consolidated Cash Flow to (b) Consolidated Interest Expense during the four consecutive fiscal quarters most recently ended for which financial statements are required to be delivered to the holders of the Notes pursuant to Section 7.1(a) or (b), as the case may be.

“Investment” means any investment, made in cash or by delivery of property, by the Company or any of its Restricted Subsidiaries (a) in any Person, whether by acquisition of stock, debt or other obligations or Security, or by loan, guaranty of any debt, advance, capital contribution or otherwise, or (b) in any property.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest, production payment or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements); provided, however, “Lien” shall not include any negative pledge nor any royalty interest or overriding royalty interest under any lease, sublease, override royalty agreement or other similar agreement entered into in the ordinary course of business.

“Make-Whole Amount” is defined in Section 8.8.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, or properties of the Company and its Restricted Subsidiaries taken as a whole, (b) the ability of the Company to perform its payment obligations or its obligations under Sections 9 or 10 or any other material obligations under this Agreement and the Notes, (c) the ability of the Subsidiary Guarantors, taken as a whole, to perform their payment obligations or other material obligations under the Subsidiary Guaranty Agreement, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty Agreement.

“Memorandum” is defined in Section 5.3.

“MLP” means Alliance Resource Partners, L.P., a Delaware limited partnership.

“MLP Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the MLP, dated as of September 15, 2005, as amended by Amendment No. 1 thereto, entered into effective as of May 15, 2006, Amendment No. 2 thereto, dated as of October 25, 2007, and Amendment No. 3 thereto, executed as of April 14, 2008, and as the same may be further amended, restated, modified or supplemented after the date hereof, to the extent permitted under the Note Documents.

“MLP Units” means the common units of the MLP.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“New Guarantor” is defined in Section 10.8.

“1999 Note Agreement” shall mean that certain Note Purchase Agreement dated as of August 16, 1999 between the Company and the holders of the 1999 Notes, as the same may from time to time be supplemented or amended.

“1999 Notes” shall mean the 8.31% Senior Notes due August 20, 2014 in the original principal amount of $180,000,000 issued under and pursuant to the 1999 Note Agreement.

“Non-Recourse Debt” means any Debt in respect of which the Person to which such Debt is owed has no recourse to the Company or any Restricted Subsidiary.

“Note Documents” means (a) this Agreement, (b) the Notes, (c) the Subsidiary Guaranty Agreement and (d) the Intercreditor Agreement, in each case as amended, restated, modified or supplemented.

“Notes” is defined in Section 1.

“Notional Debt” is defined in Section 9.8.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company or the General Partner whose responsibilities extend to the subject matter of such certificate.

“Option Properties” is defined in Section 9.8.

“Original Subsidiary Guarantor” is defined in Section 2.2.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership Agreement, dated as of August 20, 1999, of the Company, as amended, restated, modified or supplemented in accordance with the terms of this Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Acquisition” means any acquisition (including any Investment) or series of related acquisitions, whether by Capital Stock or asset purchase, merger, consolidation or otherwise, of (i) all or substantially all of the assets of any other Person or a division or line of business thereof or a coal mine or other operating facility, or (ii) any coal reserves or series of related coal reserves; provided that, in the case of any such acquisition (or series of related acquisitions) pursuant to any of clause (i) or (ii) hereof, (x) the aggregate purchase price paid or payable in connection with such acquisition (or series of related acquisitions) is equal to or greater than $75,000,000 (when taking into account all cash, securities, deferred purchase price, royalty payments, assumption of indebtedness and other consideration so paid or payable) and (y) such acquisition is permitted by the provisions of Section 10.4 or 10.6.

“Permitted Investments” means, at any time, all of the following:

(a) Investments in property to be used in the ordinary course of business of the Company and its Restricted Subsidiaries;

(b) Investments in current assets arising from the sales of goods and services in the ordinary course of business of the Company and its Restricted Subsidiaries;

(c) Investments in one or more Restricted Subsidiaries or any Person that concurrently with such Investment becomes a Restricted Subsidiary;

(d) Investments by the Restricted Subsidiaries in the Company otherwise expressly permitted in this Agreement;

(e) Investments in United States Governmental Securities maturing within one year from the date of acquisition;

(f) Investments in certificates of deposit, banker’s acceptances or other bank instruments maturing within one year from the date of acquisition thereof, issued by Acceptable Banks;

(g) Investments in Repurchase Agreements;

(h) Investments in obligations of any state of the United States of America, or any municipality of any such state, in each case rated “AA” or better by S&P, “Aa2” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within one year from the date of acquisition thereof;

(i) Investments in commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Restricted Subsidiary, is rated Al or better by S&P or P1 or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing; and

(j) Other Investments, provided that the aggregate of all such other Investments would not exceed 20% of Consolidated Total Assets.

As used in this definition of “Permitted Investments”:

“Acceptable Bank” means (i) any bank or trust company (a) which is organized under the laws of the United States of America or any State thereof, (b) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (c) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of “AA-“ or better by S&P, “Aa3” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing or the commercial paper or other short-term unsecured debt obligations of which (or the short-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of “Al” or better by S&P or “Prime 1” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing or (ii) any bank party to the Bank Facility.

“Acceptable Broker-Dealer” means any Person other than a natural Person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of “AA-“ or better by S&P, “Aa3” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing.

“Moody’s” means Moody’s Investors Service, Inc.

“Repurchase Agreement” means any written agreement.

(a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Restricted Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the “Transfer Price”) by the Company or such Restricted Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Restricted Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 65 days after such transfer of funds,

(b) in respect of which the Company or such Restricted Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

(c) in connection with the Company or such Restricted Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien on such United States Governmental Securities.

“S&P” means Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc.

“United States Governmental Security” means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United Sates of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” of any Person means any class of Capital Stock of such Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Prepayment Date” is defined in Section 8.3.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” shall have the meaning assigned thereto in Section 8.4.

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor, as amended.

“Qualified Debt” is defined in Section 10.5.

“Qualified Debt Agreement” means (a) the Bank Facility and (b) any credit, loan, note or like agreement under which Debt of the Company is issued and outstanding and which Debt is guaranteed by any Subsidiary Guarantor, as any such agreement may, from time to time, be supplemented, amended, renewed, extended or replaced.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualified Subsidiary Guarantor” is defined in Section 2.2.

“Related Documents” means the Partnership Agreement and the MLP Agreement.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the General Partner with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any Distribution in respect of the Company or a Restricted Subsidiary (other than, in the case of a Restricted Subsidiary, a Distribution made to the Company or another Restricted Subsidiary or a Distribution constituting or resulting in a Permitted Investment), including, without limitation, any Distribution resulting in the acquisition by the Company of securities that would constitute treasury stock. For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (a) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (b) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

“Restricted Subsidiary” means any Subsidiary (a) of which more than 50% (by number of votes) of each class of (x) Voting Stock, and (y) all other securities convertible into, exchangeable for or representing the right to purchase, Voting Stock is beneficially owned, directly or indirectly, by the Company, (b) which is organized under the laws of the United States or any State thereof, (c) which maintains substantially all of its assets and conducts substantially all of its business within the United States, and (d) which is properly designated as such by the Company in the most recent notice (or, prior to any such notice, on Schedule 5.4, including Alliance Coal LLC) with respect to such Subsidiary given by the Company pursuant to and in accordance with the provisions of Section 7.4.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security” has the meaning set forth in Section 2(a)(1) of the Securities Act.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the General Partner.

“Special General Partner” means Alliance Resource GP, LLC, a Delaware limited liability company, together with its successors and permitted assigns as the “special general partner” of the Company.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Solvent” or “Solvency” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture, association, trust or other entity of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interests in the capital or profits of such partnership, limited liability company, joint venture or association with ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such partnership, limited liability company, joint venture or association, or (c) the beneficial interests in such trust or other entity with ordinary voting power to elect a majority of the board of trustees (or Persons performing similar functions) of such trust or other entity, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its Subsidiaries, or by one or more of such Person’s other Subsidiaries.

“Subsidiary Guarantors” is defined in Section 2.2(a) and shall include any Subsidiary Guarantor which is required to comply with the requirements of Section 10.8.

“Subsidiary Guaranty Agreement” has the meaning specified in Section 2.2.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, abandons, transfers, leases (as lessor), or otherwise disposes of any of its assets; provided, however, that “Transfer” shall not include (a) the granting of any Liens permitted to be granted pursuant to this Agreement, (b) any transfer of assets permitted pursuant to Section 10.5, (c) the making of any Restricted Payment permitted pursuant to Section 10.7 or (d) the making of any Investment permitted pursuant to Section 10.6.

“Trigger Date” means the closing date of any Permitted Acquisition where the pro forma Consolidated Debt to Consolidated Cash Flow Ratio is greater than 3.5 to 1.0, thereby initiating an Acquisition Period.

“Unrestricted Subsidiary” means a Subsidiary which is not a Restricted Subsidiary.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Stock” means, (a) Securities of any class of classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) or (b) in the case of a partnership, limited liability company or joint venture, interests in the profits or capital thereof entitling the holders of such interests to approve major business actions.

“Wholly Owned” means, at any time, with respect to any Subsidiary of any Person, a Subsidiary of which at least ninety-eight percent (98%) of all of the equity interests (except directors’ qualifying shares) and Voting Stock are owned by any one or more of such Person and such Person’s other Wholly Owned Subsidiaries at such time.

[FORM OF SERIES A NOTE]

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

6.28% SENIOR NOTE, SERIES A, DUE JUNE 26, 2015

No.	Date
$	PPN 01885@ AA4

FOR VALUE RECEIVED, the undersigned, Alliance Resource Operating Partners, L.P. (herein called the “Company”), a Delaware limited partnership, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on June 26, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance hereof at the rate of (a) 6.28% per annum from the date hereof, payable semiannually, on the 26th day of June and December in each year, commencing with the June 26 or December 26 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.28% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A., New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 26, 2008 (as from time to time amended, restated, modified or supplemented in accordance with its terms, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement and (iii) made the agreement set forth in Section 22.9 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

EXHIBIT 1

(to Note Purchase Agreement)

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By	Alliance Resource Management GP, LLC, its managing general partner

By
[Title]

B-2

[FORM OF SERIES B NOTE]

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

6.72% SENIOR NOTE, SERIES B, DUE JUNE 26, 2018

No.	Date
$	PPN 01885@ AB2

FOR VALUE RECEIVED, the undersigned, Alliance Resource Operating Partners, L.P. (herein called the “Company”), a Delaware limited partnership, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on June 26, 2018, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance hereof at the rate of (a) 6.72% per annum from the date hereof, payable semiannually, on the 26th day of June and December in each year, commencing with the June 26 or December 26 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.72% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A., New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 26, 2008 (as from time to time amended, restated, modified or supplemented in accordance with its terms, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement and (iii) made the agreement set forth in Section 22.9 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

EXHIBIT 2

(to Note Purchase Agreement)

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By	Alliance Resource Management GP, LLC, its managing general partner

By
[Title]

E-2-2

[FORM OF SUBSIDIARY GUARANTY AGREEMENT]

SUBSIDIARY GUARANTY AGREEMENT

Dated as of June 26, 2008

From

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE HOLDERS OF THE

6.28% SENIOR NOTES, SERIES A, DUE JUNE 26, 2015, AND

6.72% SENIOR NOTES, SERIES B, DUE JUNE 26, 2018

OF

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

EXHIBIT 2.2(a)

(to Note Purchase Agreement)

-i-

SUBSIDIARY GUARANTY AGREEMENT

SUBSIDIARY GUARANTY AGREEMENT dated as of June 26, 2008 made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 7(b)) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of the Noteholders (as defined below).

PRELIMINARY STATEMENT

Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Company”), is party to a Note Purchase Agreement dated as of June 26, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain institutional investors party thereto (the “Purchasers”), under and pursuant to which the Company is issuing (a) $205,000,000 principal amount of its 6.28% Senior Notes, Series A, due June 26, 2015 (the “Series A Notes”), and (b) $145,000,000 principal amount of its 6.72% Senior Notes, Series B, due June 26, 2018 (the “Series B Notes”; the Series A Notes and the Series B Notes being hereinafter collectively referred to as the “Notes”) to the Purchasers. Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the sale of the Notes pursuant to the Note Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Note Agreement. It is a condition precedent to the purchase of the Notes by the Purchasers under the Note Agreement that each Guarantor shall have executed and delivered this Guaranty Agreement. The holders from time to time of the Notes are herein called the “Noteholders” (and individually a “Noteholder”) and the Note Agreement, the Notes and this Guaranty Agreement (including any Guaranty Supplement) are herein collectively called the “Note Documents” (and individually a “Note Document”). “Note Party” means the Company and each Guarantor.

NOW, THEREFORE, in consideration of the premises and in consideration of the purchase of Notes by the Purchasers pursuant to the Note Agreement, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

SECTION 1. GUARANTY; LIMITATION OF LIABILITY.

(a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of each other Note Party now or hereafter existing under or in respect of the Note Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations) (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by any Noteholder in enforcing any rights under this Guaranty or any other Note Document. Without limiting the generality

1

of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Note Party to any Noteholder under or in respect of the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.

(b) Each Guarantor, and by its acceptance of the benefits of this Guaranty, each Noteholder, hereby confirms that it is the intention of all such Persons that this Guaranty and Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, each Noteholder, by accepting the benefits hereof, and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any Title 11, U.S. Code, or any other bankruptcy, insolvency, reorganization, moratorium or other similar foreign, federal or state law for the relief of debtors.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Noteholder under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Noteholders under or in respect of the Note Documents.

SECTION 2. GUARANTY ABSOLUTE.

To the extent permitted by law, each Guarantor absolutely, unconditionally and irrevocably guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Noteholder with respect thereto. To the extent permitted by law, the Guaranteed Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Note Party under or in respect of the Note Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Note Party or whether the Company or any other Note Party is joined in any such action or actions. To the extent permitted by law, the liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Note Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any other Note Party under or in respect of the Note Documents, or any other amendment or waiver of or any consent to departure from any Note Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Note Party or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any Note Party under the Note Documents or any other assets of any Note Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of any Note Party or any of its Subsidiaries;

(f) any failure of any Noteholder to disclose to any Note Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party now or hereafter known to such Noteholder (each Guarantor waiving any duty on the part of the Noteholders to disclose such information);

(g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Noteholder that might otherwise constitute a defense available to, or a discharge of, any Note Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Noteholder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Note Party or otherwise, all as though such payment had not been made.

SECTION 3. WAIVERS AND ACKNOWLEDGMENTS.

(a) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Noteholder protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Note Party or any other Person or any collateral.

(b) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Noteholder that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Note Parties, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor hereunder.

(d) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Noteholder to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party or any of its Subsidiaries now or hereafter known by such Noteholder.

(e) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Note Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

SECTION 4. SUBROGATION.

Each Guarantor hereby absolutely, unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Note Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Note Document, including, without limitation, except as provided in Section 1(c) above, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder against the Company, any other Note Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Note Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the indefeasible payment in full in cash of the Guaranteed

Obligations and all other amounts payable under this Guaranty, and (b) the final maturity date of the Notes, such amount shall be received and held in trust for the benefit of the Noteholders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Noteholders, pro rata, in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Note Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Noteholder of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash, the Noteholders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby makes each representation and warranty made in the Note Agreement by the Company solely with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(b) Such Guarantor has, independently and without reliance upon any Noteholder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Note Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Note Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Note Party.

SECTION 6. COVENANTS.

Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

SECTION 7. AMENDMENTS, GUARANTY SUPPLEMENTS, ETC.

(a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Noteholders (a) reduce or limit the obligations of any Guarantor hereunder, release any Guarantor hereunder or otherwise limit any Guarantor’s liability with respect to the Guaranteed Obligations owing to the Noteholders under or in respect of the Note Documents, (b) postpone any date fixed for payment hereunder or (c) change the number of Noteholders or the percentage of the aggregate unpaid principal amount of the Notes that, in each case, shall be required for the Noteholders or any of them to take any action hereunder.

(b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Note Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “This Guaranty”, “Hereunder”, “Hereof” or words of like import referring to this Guaranty, and each reference in any other Note Document to the “Subsidiary Guaranty”, “Thereunder”, “Thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty, as supplemented by such Guaranty Supplement.

SECTION 8. NOTICES, ETC.

All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it in care of the Company at the Company’s address specified in Section 18 of the Note Agreement, if to any Noteholder, at its address specified in Section 18 of the Note Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

SECTION 9. NO WAIVER; REMEDIES.

No failure on the part of any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10. RIGHT OF SET-OFF.

Upon (a) the occurrence and during the continuance of any Event of Default and (b) the acceleration of the maturity of the Notes pursuant to the provisions of the Note Agreement or the Intercreditor Agreement each Noteholder and its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Noteholder or such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under the Note Documents, irrespective of whether such Noteholder shall have made any demand under this Guaranty or any other Note Document and although such obligations may be unmatured. Each Noteholder agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Noteholder and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Noteholder and its Affiliates may have.

SECTION 11. INDEMNIFICATION.

(a) Without limitation of any other Guaranteed Obligations of any Guarantor or remedies of the Noteholders under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Noteholder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Note Party enforceable against such Note Party in accordance with their terms.

(b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect consequential or punitive damages arising out of or otherwise relating to the Note Documents or the actual or proposed use of the proceeds of the Notes.

(c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Note Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2 and this Section 11 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

SECTION 12. SUBORDINATION.

Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Note Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 12:

(a) Prohibited Payments. Etc. Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), each Guarantor may receive regularly scheduled payments from any other Note Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), however, unless the Required Holders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Note Party, each Guarantor agrees that the Noteholders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”) before such Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), each Guarantor shall, if the Required Holders so request, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Noteholders and deliver such payments to the Noteholders, pro rata, on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

(d) Agency Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), the Required Holders are authorized and empowered (but without any obligation to so do), in their discretion, to appoint an agent (“Note Agent”) (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Note Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

SECTION 13. CONTINUING GUARANTY; TRANSFER OF NOTES.

This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the payment of the Notes, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Noteholders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Noteholder may assign or otherwise transfer all or any portion of its rights and obligations under the Note Agreement (including, without limitation, all or any portion of the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Noteholder herein or otherwise. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Noteholders.

SECTION 14. EXECUTION IN COUNTERPARTS.

This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and a of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

SECTION 15. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.

(a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding, to the extent permitted by law, may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Note Document in the courts of any jurisdiction.

(c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE USE OF THE PROCEEDS OF THE NOTES OR THE ACTIONS OF ANY NOTEHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by or on its behalf as of the date first above written.

ALLIANCE COAL, LLC

ALLIANCE DESIGN GROUP, LLC

ALLIANCE LAND, LLC

ALLIANCE PROPERTIES, LLC

ALLIANCE RESOURCE PROPERTIES, LLC

ALLIANCE SERVICE, INC.

BACKBONE MOUNTAIN, LLC

EXCEL MINING, LLC

GIBSON COUNTY COAL, LLC

HOPKINS COUNTY COAL, LLC

MATRIX DESIGN GROUP, LLC

MC MINING, LLC

METTIKI COAL, LLC

METTIKI COAL (WV), LLC

MT. VERNON TRANSFER TERMINAL, LLC

PENN RIDGE COAL, LLC

PONTIKI COAL, LLC

RIVER VIEW COAL, LLC

TUNNEL RIDGE, LLC

WARRIOR COAL, LLC

WEBSTER COUNTY COAL, LLC

WHITE COUNTY COAL, LLC

By:
Name:
Title:

FORM OF SUBSIDIARY GUARANTY SUPPLEMENT

                         , 20[__]

The Holders of the

6.28% Senior Notes, Series A, and

6.72% Senior Notes, Series B,

of the Company referred to below

Re:	Note Agreement dated as of June 26, 2008 among Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Company”), and the original purchasers of the Company’s 6.28% Senior Notes, Series A, due June 26, 2015, and 6.72% Senior Notes, Series B, due June 26, 2018, (“Note Agreement”)

Ladies and Gentlemen:

Reference is made to the above-captioned Note Agreement and to the Subsidiary Guaranty Agreement referred to therein (such Subsidiary Guaranty Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Subsidiary Guaranty”). The capitalized terms defined in the Subsidiary Guaranty or in the Note Agreement and not otherwise defined herein are used herein as therein defined.

SECTION 1. GUARANTY; LIMITATION OF LIABILITY.

(a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of each other Note Party now or hereafter existing under or in respect of the Note Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by any Noteholder in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Note Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Note Party to any Noteholder under or in respect of the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.

(b) The undersigned, and by its acceptance of the benefits of this Guaranty Supplement, each Noteholder, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, each Noteholder, by accepting the benefits hereof, and the undersigned hereby irrevocably agree that the obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

(c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Noteholder under this Guaranty Supplement, the Subsidiary Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Noteholders under or in respect of the Note Documents.

SECTION 2. OBLIGATIONS UNDER THE GUARANTY.

The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Note Document to a “Subsidiary Guarantor” or a “Note Party” shall also mean and be a reference to the undersigned.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

The undersigned hereby makes each representation and warranty set forth in Section 5 of the Subsidiary Guaranty to the same extent as each other Guarantor.

SECTION 4. DELIVERY BY TELECOPIER.

Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

SECTION 5. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.

(a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Subsidiary Guaranty or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party in the courts of any other jurisdiction.

(c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY NOTEHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By
Title:

[FORM OF INTERCREDITOR AGREEMENT]

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of June 26, 2008 by and among (i) the Paying Agent (as hereinafter defined) on behalf of the Banks and the Agents (each as hereinafter defined) party to the Second Amended and Restated Credit Agreement dated as of September 25, 2007 among Citicorp USA, Inc. (“Citicorp”) and JPMorgan Chase Bank, N.A. (“JPMCB”) as Co-Administrative Agents, JPMCB as Paying Agent (in such capacity, the “Paying Agent” and, with Citicorp and JPMCB in their capacities as Co-Administrative Agents, the “Agents”), the financial institution identified therein as the documentation agent, if any, Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Company”), and the several banks and other financial institutions from time to time parties thereto (the “Banks”) (said agreement as from time to time amended, restated, replaced, supplemented or otherwise modified and in effect being herein called the “Bank Agreement”), (ii) the holders from time to time (the “1999 Noteholders”) of the Company’s (as successor to Alliance Resource GP, LLC) 8.31% Senior Notes due August 19, 2014 originally issued in the aggregate principal amount of $180,000,000 (the “1999 Senior Notes”) under the Note Purchase Agreement dated as of August 16, 1999 (as from time to time amended, restated, supplemented or otherwise modified and in effect being herein called the “1999 Note Agreement”) which have executed the signature pages hereof or which have otherwise become parties hereto in the manner provided in Section 17 hereof and (iii) the holders from time to time (the “2008 Noteholders”) of the Company’s (a) 6.28% Senior Notes, Series A, due June 26, 2015 originally issued in the aggregate principal amount of $205,000,000 and (b) 6.72% Senior Notes, Series B, due June 26, 2018 originally issued in the aggregate principal amount of $145,000,000 (the “2008 Senior Notes”) under the Note Purchase Agreement dated as of June 26, 2008 (as from time to time amended, restated, supplemented or otherwise modified and in effect being herein called the “2008 Note Agreement”) which have executed the signature pages hereof or which have otherwise become parties hereto in the manner provided in Section 17 hereof (the Banks, the Agents, the 1999 Noteholders, the 2008 Noteholders and any Additional Noteholders (as hereinafter defined) being herein sometimes collectively called the “Lenders” and individually called a “Lender”). The 1999 Senior Notes, the 2008 Senior Notes and any Additional Senior Notes (as hereinafter defined) are herein sometimes collectively called the “Senior Notes” and individually called a “Senior Note.” The 1999 Note Agreement, the 2008 Note Agreement and any Additional Note Agreement (as hereinafter defined) are herein sometimes collectively called the “Note Agreements” and individually called a “Note Agreement.” The 1999 Noteholders, the 2008 Noteholders and any Additional Noteholders are herein sometimes collectively called the “Noteholders “ and individually called a “Noteholder.”

EXHIBIT 2.2(b)

(to Note Purchase Agreement)

WITNESSETH:

WHEREAS, payment of certain obligations of the Company to the Banks and the Agents arising under or in connection with the Bank Agreement from time to time may be guaranteed by one or more subsidiaries of the Company (herein sometimes collectively called the “Bank Guarantors” and individually called a “Bank Guarantor”) pursuant to one or more guaranty agreements in favor of the Paying Agent for the ratable benefit of the Banks (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Bank Guaranties”);

WHEREAS, payment of the obligations of the Company to the 1999 Noteholders arising under or in connection with the 1999 Note Agreement and the 1999 Senior Notes from time to time may be guaranteed by one or more subsidiaries of the Company (herein sometimes collectively called the “1999 Note Guarantors” and individually called a “1999 Note Guarantor”) pursuant to one or more guaranty agreements in favor of the 1999 Noteholders (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “1999 Note Guaranties”);

WHEREAS, payment of the obligations of the Company to the 2008 Noteholders arising under or in connection with the 2008 Note Agreement and the 2008 Senior Notes from time to time may be guaranteed by one or more subsidiaries of the Company (herein sometimes collectively called the “2008 Note Guarantors” and individually called a “2008 Note Guarantor”) pursuant to one or more guaranty agreements in favor of the 2008 Noteholders (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “2008 Note Guaranties”);

WHEREAS, the Company and the Lenders contemplate that from time to time after the date hereof additional creditors (the “Additional Noteholders”) of the Company may, subject to the terms and conditions of the Bank Agreement and the Note Agreements, purchase notes (the “Additional Senior Notes”) from the Company under a credit, loan, note or like agreement under which Debt of the Company is issued and outstanding (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Additional Note Agreement”);

WHEREAS, payment of the obligations of the Company to the Additional Noteholders arising under or in connection with an Additional Note Agreement and the Additional Senior Notes from time to time may be guaranteed by one or more subsidiaries of the Company (herein sometimes collectively called the “Additional Note Guarantors” and individually called an “Additional Note Guarantor”) pursuant to one or more guaranty agreements in favor of the Additional Noteholders (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Additional Note Guaranties”) which the Company, the Guarantors (as hereinafter defined) and the Lenders wish to become subject to this Agreement pursuant to the requirements of Section 17 hereof;

WHEREAS, the Bank Guarantors, the 1999 Note Guarantors, the 2008 Note Guarantors and the Additional Note Guarantors are herein collectively called the “Guarantors” and individually called a “Guarantor”; the Bank Guaranties, the 1999 Note Guaranties, the 2008 Note Guaranties and the Additional Note Guaranties are herein collectively called the “Subject Guaranties” and individually called a “Subject Guaranty”; the Bank Agreement, the 1999 Note Agreement, the 1999 Senior Notes, the 2008 Note Agreement, the 2008 Senior Notes, the Additional Note Agreements and the Additional Senior Notes are herein collectively called the “Company Loan Documents”;

WHEREAS, under applicable law and the terms of the Subject Guaranties, one or more of the Lenders may, to the extent authorized or permitted by law, be entitled to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other indebtedness at any time held or owing by such Lender to or for the credit or account of the Guarantors, against and on account of liabilities of the Guarantors under the Subject Guaranties benefiting such Lender (collectively, the “Guarantor Set-Off Rights”; including any right to receive a lien on amounts previously subject to the Guarantor Set-Off Rights, and to recover such amounts, after the commencement of any action under any applicable bankruptcy, insolvency or other similar law are collectively referred to herein as the “Set-Off Rights”);

WHEREAS, the obligations of the Guarantors under the Subject Guaranties in respect of (i) the 1999 Note Agreement and the 1999 Senior Notes, (ii) the 2008 Note Agreement and the 2008 Senior Notes, (iii) the Additional Note Agreements and the Additional Senior Notes, if any, and (iv) the Bank Agreement, are intended to rank pari passu with each other; and

WHEREAS, the Noteholders and the Paying Agent on behalf of the Banks and the Agents have agreed to become parties to this Agreement so as to evidence the agreement between the Lenders with respect to certain payments that may be received by the Lenders under or in connection with the Subject Guaranties;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Noteholders and the Paying Agent on behalf of the Banks and the Agents hereby agree as follows:

The Paying Agent, on behalf of the Banks and the Agents, and the 1999 Noteholders party hereto are party to the Intercreditor Agreement dated as of August 22, 2003 (the “Existing Intercreditor Agreement”) and desire to amend and restate the Existing Intercreditor Agreement in its entirety upon the terms and conditions set forth in this Agreement. Accordingly, upon the execution and delivery hereof by the parties hereto, the Existing Intercreditor Agreement is hereby amended and restated in its entirety upon the terms and conditions set forth in this Agreement.

1. If demand shall be made upon (or any enforcement proceedings shall be commenced against) a Guarantor under any Subject Guaranty by or on behalf of any Lender for the payment of any indebtedness outstanding under the Company Loan Documents to which such Lender is a party or any Lender shall exercise Set-Off Rights in respect thereof (any such demand, commencement or exercise being herein called a “Lender Guaranty Demand”), the Lender making such Lender Guaranty Demand shall give notice thereof to all of the other Lenders.

2. If after making a Lender Guaranty Demand (or as the result of any distribution made in any bankruptcy, insolvency, moratorium or other similar proceeding for the relief of debtors) any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of Set-Off Rights or otherwise) on account of its Subject Guaranty or Subject Guaranties (a “Guaranty Recovery”), it shall give notice thereof to all of the other Lenders specifying the amount thereof and the portion thereof which exceeds such Lender’s Proportionate Share. If after giving effect to such Guaranty Recovery such Lender shall have received payments in excess of its Proportionate Share of payments then obtained by all Lenders with respect to the Subject Guaranties, such Lender shall purchase from all Requesting Lenders (as defined below) such participation(s) (a “Lender Participation”) in the indebtedness of the Company held by such Requesting Lenders pursuant to the Company Loan Documents as shall be necessary to cause such purchasing Lender to share such payment or other recovery ratably, based on Proportionate Shares, with such selling Lenders; provided, however, that if all or any portion of such payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded, and each selling Lender shall repay to the purchasing Lender the purchase price, to the ratable extent of such recovery in proportion to the amount received by such selling Lender, together with an amount equal to such selling Lender’s ratable share (according to the proportion of (x) the amount of such selling Lender’s required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Any Requesting Lender shall make its request for the purchase of a Lender Participation by notice given to the Lender making the applicable Lender Guaranty Demand within ten Business Days after receipt of notice from such Lender of a Guaranty Recovery. Any such request by any Bank or the Paying Agent shall be deemed to be a request by all of the Banks for the purchase of a Lender Participation. Any such request by any 1999 Noteholder shall be deemed to be a request by all of the 1999 Noteholders for the purchase of a Lender Participation. Any such request by any 2008 Noteholder shall be deemed to be a request by all of the 2008 Noteholders for the purchase of a Lender Participation. Any such request by any Additional Noteholder shall be deemed to be a request by all of the Additional Noteholders for the purchase of a Lender Participation.

The term “Proportionate Share,” as used herein, shall mean at any time for each Lender a fraction (a) the numerator of which is the aggregate principal amount of the indebtedness of the Company held by such Lender at such time pursuant to the Company Loan Documents and (b) the denominator of which is the aggregate principal amount of the indebtedness of the Company held by all Lenders at such time pursuant to the Company Loan Documents.

The term “Requesting Lender,” as used herein, shall mean a Lender which shall have requested any other Lender to purchase a Lender Participation in the indebtedness of the Company held by such Requesting Lender pursuant to this Section 2.

3. [Intentionally Omitted.]

4. The Noteholders, the Paying Agent, on behalf of the Banks and the Agents, and the Company, by signing this Agreement, agree that if any Lender is required to purchase a Lender Participation pursuant to Section 2, all of the Senior Notes then outstanding under the applicable Note Agreement and all indebtedness of the Company then outstanding under the Bank Agreement shall become immediately due and payable (unless the same is already due and payable) in each and every case without presentment, demand, protest or further notice, all of which are hereby waived by the Company (collectively, the “Matured Debt”).

5. The Noteholders and the Paying Agent, on behalf of the Banks and the Agents, hereby agree that the status of the Matured Debt as being immediately due and payable in full by the Company will not be changed or rescinded without (x) the prior written consent of the Required Lenders (as defined in the Bank Agreement) and the Agents in the case of any Senior Notes constituting Matured Debt, and (y) without the prior written consent of the Required Holders (as provided under each of the Note Agreements), in the case of any indebtedness under the Bank Agreement constituting Matured Debt.

6. Each of the Company and each Guarantor, by signing a copy of this Agreement, agrees that each Lender so purchasing a Lender Participation from another Lender pursuant to Section 2 hereof may, to the fullest extent permitted by law, exercise all its rights of payment (including rights of setoff) with respect to such Lender Participation as fully as if such Lender were the direct creditor of the Company and such Guarantor in the amount of such Lender Participation. The Company agrees to cause each Subsidiary that issues a Subject Guaranty to execute a counterpart of a Consent and Agreement in substantially the form thereof attached as Annex A hereto.

7. If under any applicable bankruptcy, insolvency or other similar law any Lender possesses a secured claim, or receives a secured claim in lieu of a setoff to which Section 2 hereof applies, such Lender shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the other Lenders in accordance with Section 2 hereof.

8. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until all obligations of the Company and the Guarantors to the Lenders shall have been satisfied in full and all obligations of all Lenders to the other Lenders hereunder shall have been satisfied in full. Each of the Noteholders and the Paying Agent, on behalf of the Banks and the Agents, agree that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the obligations of any of the Guarantors is rescinded or must otherwise be restored by any Lender, upon the insolvency, bankruptcy or reorganization of the Company or any of the Company and the Guarantors or otherwise, as though such payment had not been made.

9. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Lenders, each of their respective successors, transferees and assigns and each person or entity that purchases a participation in the indebtedness of the Company or any Guarantor held by a Lender. Without limiting the generality of the foregoing sentence, any Lender may assign or otherwise transfer (in whole or in part) to any other person or entity the obligations of the Company or any of the Guarantors to such Lender under any of the Company Loan Documents, and such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Lender under this Agreement.

10. None of the provisions of this Agreement shall inure to the benefit of the Company, any of the Guarantors or, except as provided in Section 9 hereof, any other person other than the Lenders; consequently, to the extent permitted by law, the Company, the Guarantors and any and all other persons shall not be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the provisions of this Agreement or the failure of any Lender to comply with such provisions.

11. Except for amendments effected pursuant to Section 17, no amendment or restatement to or waiver of any provision of this Agreement, nor consent to any departure herefrom by any Noteholder or the Paying Agent on behalf of the Banks and the Agents, shall in any event be effective unless the same shall be in writing and signed by all the Required Holders (as provided under each of the Note Agreements) and the Paying Agent on behalf of the Banks and the Agents and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment or restatement of the provisions hereof that has the effect of increasing the obligations of the Company or any Guarantor hereunder shall be effective as against the Company or such Guarantor unless it shall have consented in writing to such amendment or restatement.

12. All notices and other communications provided to the Paying Agent on behalf of the Banks and the Agents, the Noteholders or the Company under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule I hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties hereto. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted if actually received, and the burden of proving receipt shall be on the transmitting party.

13. No failure or delay on the part of any Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

16. This Agreement may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts (including by telecopy), each of which counterparts shall be an original and all of which when taken together shall constitute one and the same agreement.

17. Any Lender which is not one of the original parties hereto by accepting any Note, entering into an Additional Note Agreement or becoming party to the Bank Agreement or any replacement thereof shall be subject to all the provisions hereof and entitled to the benefits thereunder. Any such Lender shall execute and deliver an Instrument of Accession substantially in the form of Annex B hereto and shall deliver a copy thereof (together with a copy of any Additional Note Agreement or replacement Bank Agreement, if applicable) to all the other Lenders at the time parties hereto, but no such execution and delivery shall be required as a pre-condition to becoming a Lender hereunder in the case of the acceptance by transfer of a Senior Note issued under the 1999 Note Agreement or the 2008 Note Agreement; provided that any other Lender may require such execution and delivery before purchasing a Lender Participation from such Lender.

18. By executing this Agreement, the Paying Agent represents that it is authorized to execute and deliver this Agreement on behalf of the Agents and the Banks and to bind the Agents and the Banks to the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their duly authorized officers.

JPMORGAN CHASE BANK, N.A., as Paying Agent

By:
Name:
Title:

[1999 AND 2008 NOTEHOLDERS]

Acknowledged and Agreed:

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	Alliance Resource Management GP, LLC, its managing general partner

By:
Title:

SCHEDULE I

ADDRESSES

ANNEX A

CONSENT AND AGREEMENT

Each of the undersigned hereby consents to the provisions of the foregoing Amended and Restated Intercreditor Agreement and the transactions contemplated thereby and specifically agrees to the provisions of Section 2 of the Amended and Restated Intercreditor Agreement (including the provisions regarding the right of setoff). Each of the undersigned agrees to notify each Lender promptly upon its becoming aware of any payment to, or setoff or obtaining of a secured claim by, the other Lenders contemplated by the foregoing Amended and Restated Intercreditor Agreement.

Dated: as of June 26, 2008

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	Alliance Resource Management GP, LLC, Its managing general partner

By:
Name:
Title:

ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE COAL, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
MATRIX DESIGN GROUP, LLC
BACKBONE MOUNTAIN, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
TUNNEL RIDGE, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC

By:
Name:
Title:

ANNEX B

INSTRUMENT OF ACCESSION

With the intention of becoming a “Lender” for the purposes and within the meaning of the Amended and Restated Intercreditor Agreement, dated as of June 26, 2008, annexed hereto (the “Intercreditor Agreement”), the undersigned hereby consents and agrees to be bound by the terms and provisions of the Amended and Restated Intercreditor Agreement to the same extent and with the same effect as if the undersigned had executed and delivered the same as one of the original parties thereto as a Lender in respect of the Senior Notes or Bank Agreement, as the case may be, referred to therein and the Subject Guaranties (as defined in the Intercreditor Agreement) which have been executed for the benefit of the holders of the Senior Notes or the Banks and the Agents, as the case may be.

Dated:             ,         .

[NAME OF LENDER]

By:
Title: